                 Genworth Life & Annuity VA Separate Account 1
               (formerly, GE Life & Annuity Separate Account 4)
                                Prospectus For
             Flexible Premium Variable Deferred Annuity Contracts
                               Form P1150 10/98
                                Form P1143 4/94

                                  Issued by:
                  Genworth Life and Annuity Insurance Company
               (formerly, GE Life and Annuity Assurance Company)
                                 Home Office:
                            6610 West Broad Street
                           Richmond, Virginia 23230
                           Telephone: (800) 352-9910

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This prospectus describes a flexible premium variable deferred annuity contract (the "contract") for individuals and some qualified and nonqualified retirement plans. Genworth Life and Annuity Insurance Company (formerly, GE Life and Annuity Assurance Company) (the "Company," "we," "us," or "our") issues the contract.

This prospectus gives details about the Genworth Life & Annuity VA Separate Account 1 (formerly, GE Life & Annuity Separate Account 4) (the "Separate Account") and the Guarantee Account that you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

The contract offers you the accumulation of Contract Value and the payment of periodic annuity benefits. We may pay these benefits on a variable or fixed basis.

You may allocate your premium payments to the Separate Account, the Guarantee Account, or both. Each Subaccount of the Separate Account invests in shares of Portfolios of the Funds listed below:

The Alger American Fund:
  Alger American Growth Portfolio -- Class O Shares
  Alger American Small Capitalization Portfolio -- Class O Shares

AllianceBernstein Variable Products Series Fund, Inc.:
  AllianceBernstein Growth and Income Portfolio -- Class B

Federated Insurance Series:
  Federated American Leaders Fund II -- Primary Shares
  Federated Capital Income Fund II
  Federated High Income Bond Fund II* -- Primary Shares

Fidelity(R) Variable Insurance Products Fund:
  VIP Asset Manager/SM/ Portfolio -- Initial Class
  VIP Contrafund(R) Portfolio -- Initial Class
  VIP Equity-Income Portfolio -- Initial Class
  VIP Growth Portfolio -- Initial Class
  VIP Growth & Income Portfolio -- Initial Class
  VIP Growth Opportunities Portfolio -- Initial Class
  VIP Mid Cap Portfolio -- Service Class 2
  VIP Overseas Portfolio -- Initial Class

Franklin Templeton Variable Insurance Products Trust:
  Templeton Foreign Securities Fund --  Class 1 Shares
  Templeton Global Income Securities Fund --  Class 1 Shares

GE Investments Funds, Inc.:
  Income Fund
  International Equity Fund
  Mid-Cap Equity Fund
  Money Market Fund
  Premier Growth Equity Fund
  Real Estate Securities Fund
  S&P 500(R) Index Fund
  Small-Cap Equity Fund (formerly, Small-Cap Value Equity Fund)
  Total Return Fund -- Class 1 Shares
  U.S. Equity Fund

Goldman Sachs Variable Insurance Trust:
  Goldman Sachs Growth and Income Fund
  Goldman Sachs Mid Cap Value Fund

Janus Aspen Series:
  Balanced Portfolio -- Institutional Shares
  Flexible Bond Portfolio -- Institutional Shares
  Forty Portfolio -- Institutional Shares
  Global Life Sciences Portfolio -- Service Shares
  Global Technology Portfolio -- Service Shares
  International Growth Portfolio -- Institutional Shares
  Large Cap Growth Portfolio -- Institutional Shares
  Mid Cap Growth Portfolio -- Institutional Shares
  Worldwide Growth Portfolio -- Institutional Shares

Legg Mason Partners Variable Portfolios I, Inc. (formerly, Salomon Brothers Variable Series Funds Inc):
  Legg Mason Partners Variable Investors Portfolio --Class I (formerly, Salomon
   Brothers Variable Investors Fund)
  Legg Mason Partners Variable Strategic Bond Portfolio -- Class I (formerly,
   Salomon Brothers Variable Strategic Bond Fund)*
  Legg Mason Partners Variable Total Return Portfolio -- Class I (formerly,
   Salomon Brothers Variable Total Return Fund)

Old Mutual Insurance Series Fund (formerly, PBHG Insurance Series Fund, Inc.):
  Old Mutual Growth II Portfolio (formerly, Liberty Ridge Growth II Portfolio) Old Mutual Large Cap Growth Portfolio (formerly, Liberty Ridge Large Cap
   Growth Portfolio)

Oppenheimer Variable Account Funds:
  Oppenheimer Balanced Fund/VA
  Oppenheimer Capital Appreciation Fund/VA
  Oppenheimer Core Bond Fund/VA
  Oppenheimer High Income Fund/VA*
  Oppenheimer MidCap Fund/VA (formerly, Oppenheimer Aggressive Growth Fund/VA)

MFS(R) Variable Insurance Trust:
  MFS(R) New Discovery Series -- Service Class Shares

PIMCO Variable Insurance Trust:
  Total Return Portfolio -- Administrative Class Shares

* These Portfolios may invest in lower quality debt securities commonly referred to as "junk bonds."

Not all of these Portfolios may be available in all states or in all markets.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Your contract:

   . Is NOT a bank deposit

   . Is NOT FDIC insured

   . Is NOT insured or endorsed by a bank or any federal government agency

   . Is NOT available in every state

   . MAY go down in value.

Except for amounts in the Guarantee Account, both the value of the contract before the Maturity Date and the amount of monthly income afterwards will depend upon the investment performance of the Portfolio(s) you select. You bear the investment risk of investing in the Portfolios.

A Statement of Additional Information, dated May 1, 2006, which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy, call us at:

                                (800) 352-9910

                                or write us at:

                            6610 West Broad Street
                           Richmond, Virginia 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

The date of this prospectus is May 1, 2006.

Table of Contents


                Definitions.................................................  7

                Fee Tables..................................................  9
                   Examples................................................. 10

                Synopsis.................................................... 12

                Condensed Financial Information............................. 16

                Investment Results.......................................... 16

                Financial Statements........................................ 16

                The Company................................................. 17

                The Separate Account........................................ 18
                   The Portfolios........................................... 18
                   Subaccounts.............................................. 19
                   Voting Rights............................................ 26

                The Guarantee Account....................................... 27

                Charges and Other Deductions................................ 29
                   Transaction Expenses..................................... 30
                   Deductions from the Separate Account..................... 32
                   Other Charges............................................ 32

                The Contract................................................ 34
                   The Contract............................................. 34
                   Ownership................................................ 35
                   Assignment............................................... 35
                   Premium Payments......................................... 36
                   Valuation Day and Valuation Period....................... 36
                   Allocation of Premium Payments........................... 37
                   Valuation of Accumulation Units.......................... 37

                Transfers................................................... 39
                   Transfers Before the Maturity Date....................... 39
                   Transfers From the Guarantee Account to the Subaccounts.. 39
                   Transfers From the Subaccounts to the Guarantee Account.. 39
                   Transfers Among the Subaccounts.......................... 39
                   Telephone/Internet Transactions.......................... 41
                   Confirmation of Transactions............................. 42
                   Special Note on Reliability.............................. 42
                   Transfers by Third Parties............................... 42
                   Special Note on Frequent Transfers....................... 43
                   Dollar Cost Averaging Program............................ 46
                   Portfolio Rebalancing Program............................ 47

               Surrenders and Partial Surrenders............................ 49
                  Surrenders and Partial Surrenders......................... 49
                  Restrictions on Distributions from Certain Contracts...... 50
                  Systematic Withdrawal Program............................. 50

               The Death Benefit............................................ 53
                  Death Benefit at Death of Annuitant Before the Maturity
                    Date.................................................... 53
                  Basic Death Benefit....................................... 53
                  Optional Guaranteed Minimum Death Benefit................. 55
                  Optional Death Benefit.................................... 56
                  Optional Enhanced Death Benefit........................... 57
                  When We Calculate the Death Benefit....................... 59
                  Death of An Owner or Joint Owner Before the Maturity Date. 60
                  Death of Owner, Joint Owner, or Annuitant After Income
                    Payments Begin.......................................... 62

               Income Payments.............................................. 63
                  Optional Payment Plans.................................... 65
                  Variable Income Payments.................................. 66
                  Transfers After the Maturity Date......................... 67

               Federal Tax Matters.......................................... 68
                  Introduction.............................................. 68
                  Taxation of Non-Qualified Contracts....................... 68
                  Section 1035 Exchanges.................................... 72
                  Qualified Retirement Plans................................ 73
                  Federal Income Tax Withholding............................ 78
                  State Income Tax Withholding.............................. 78
                  Tax Status of the Company................................. 78
                  Changes in the Law........................................ 79

               Requesting Payments.......................................... 80

               Distribution of the Contracts................................ 82

               Additional Information....................................... 84
                  Owner Questions........................................... 84
                  Return Privilege.......................................... 84
                  State Regulation.......................................... 84
                  Evidence of Death, Age, Gender or Survival................ 84
                  Records and Reports....................................... 84
                  Other Information......................................... 85
                  Legal Proceedings......................................... 85

                Appendix A -- Contract Form P1143 4/94...................... A-1

                Appendix B -- The Death Benefit (Examples for Policy Form
                P1150)...................................................... B-1

                Appendix C -- Condensed Financial Information............... C-1

                Table of Contents for Statement of Additional Information

Definitions

                      The following terms are used throughout the prospectus:

                      Accumulation Unit -- An accounting unit of measure we use to calculate the value in the Separate Account before income payments begin.

                      Annuitant -- The person named in the contract upon whose age and, where appropriate, gender, we use to determine monthly income benefits. The Annuitant cannot be older than age 85 at the time the contract is issued, unless we approve a different age.

                      Annuity Unit -- An accounting unit of measure we use to calculate of the amount of the second and each subsequent variable income payment.

                      Code -- The Internal Revenue Code of 1986, as amended.

                      Contract Date -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown on your contract. We use the Contract Date to determine contract years and anniversaries.

                      Contract Value -- The total value of all your Accumulation Units in the Subaccounts and any amount you hold in the Guarantee Account.

                      Fund -- Any open-end management investment company or any unit investment trust in which a Subaccount invests.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

                      Guarantee Account -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account.

                      Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

                      Maturity Date -- The date on which income payments will commence, if the Annuitant is living on that date. The Maturity Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objective. Not all Portfolios may be available in all states or in all markets.

                      Separate Account -- Genworth Life & Annuity VA Separate Account 1 (formerly, GE Life & Annuity Separate Account
                      4), a separate investment account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a separate Portfolio.

                      Subaccount -- A division of the Separate Account which invests exclusively in shares of a designated Portfolio. A Subaccount may be referred to as an Investment Subdivision in your contract and/or marketing materials.

                      Surrender Value -- The value of your contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax, contract charge, any optional death benefit charge and any surrender charge.

                      Valuation Day -- Each day on which the New York Stock Exchange is open for regular trading, except for days that the Subaccount's corresponding Portfolio does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Fee Tables

                      The following tables describe fees and expenses that you will pay when buying, owning or partially surrendering assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial surrender, fully surrender your contract, or transfer assets among the investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
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Surrender Charge (as a percentage of premium   Number of Full and  Surrender Charge as
 payments partially or totally surrendered)/1/ Partially Completed a Percentage of the
                                               Years Since We      Premium Payment
                                               Received the        Partially or Totally or
                                               Premium Payment     Surrendered
                                               -------------------------------------------
                                                        1                    6%
                                                        2                    6%
                                                        3                    6%
                                                        4                    6%
                                                        5                    4%
                                                        6                    2%
                                                    7 or more                0%
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  Transfer Charge                                               $10.00/2/
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                    /1/ A surrender charge is not assessed on any amounts
                        representing gain. In addition, you may partially surrender the greater of 10% of your total premium payments or any amount surrendered to meet minimum distribution requirements under the Code each contract year without incurring a surrender charge; the free withdrawal amount is not cumulative from contract year to contract year. The surrender charge will be taken from the amount surrendered unless otherwise requested.
                    /2/ We currently do not assess a transfer charge. However, we reserve the right to assess a transfer charge for each transfer after the first transfer in a calendar month.

                      The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including Portfolio fees and expenses.

Periodic Charges Other Than Portfolio Expenses
-------------------------------------------------------------------------------------
Annual Contract Charge                                                      $25.00/1/
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Separate Account Annual Expenses
 (as a percentage of your average daily net assets in the Separate Account)
-------------------------------------------------------------------------------------
  Mortality and Expense Risk Charge                                             1.25%
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  Administrative Expense Charge                                                 0.15%
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Optional Benefits/2/
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  Optional Guaranteed Minimum Death Benefit                                  0.35%/3/
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  Optional Death Benefit                                                     0.25%/4/
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  Optional Enhanced Death Benefit                                            0.35%/5/
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Maximum Total Separate Account Annual Expenses                               2.35%/6/
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                    /1/ This charge is taken on each contract anniversary and
                        at the time the contract is surrendered. We will not assess this charge if your Contract Value is more than $75,000 at the time the charge is assessed.

                    /2/ All charges for the optional benefits are taken in
                        arrears on each contract anniversary and at the time the contract is surrendered.

                    /3/ This charge is a percentage of the prior contract
                        year's average benefit amount. We currently charge 0.25% of the prior contract year's average benefit amount. This may be referred to as the "Six Percent EstateProtector/SM/" in our marketing materials.

                    /4/ This charge is a percentage of the Contract Value at
                        the time the charge is taken. This may be referred to as the "Annual EstateProtector/SM/" in our marketing materials.

                    /5/ This charge is a percentage of your prior contract
                        year's average Contract Value. We currently charge 0.20% of your prior contract year's average Contract Value. This may be referred to as the "EarningsProtector" in our marketing materials.

                    /6/ The Maximum Total Separate Account expenses assume that the owner elects all the Optional Benefits. If only one Optional Benefit is elected, or if no Optional Benefit is elected, the Total Separate Account annual expenses would be lower.

                      For information concerning compensation paid for the sale of the contract, see the "Distribution of the Contracts" provision of the prospectus.

                      The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                       Annual Portfolio Expenses/1/              Minimum Maximum
                       ---------------------------------------------------------
                       Total Annual Portfolio Operating Expenses
                        (before fee waivers or reimbursements)    0.40%   1.31%
                       ---------------------------------------------------------

                    /1/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2005. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.40% and 1.31%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

EXAMPLES
                      These Examples are intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract and optional rider charges, Separate Account annual expenses and Portfolio fees and expenses.

                      The Examples show the dollar amount of expenses you would bear directly or indirectly if you:

                         . invested $10,000 in the contract for the time
                           periods indicated;

                         . earned a 5% annual return on your investment;

                         . elected the Optional Death Benefit rider, the
                           Optional Enhanced Death Benefit rider and the Optional Guaranteed Minimum Death Benefit rider; and

                         . surrendered your contract at the end of the stated
                           period.

                      Each Example assumes that the maximum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender of the contract.

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
                     Costs Based on Maximum
                       Annual Portfolio Expenses  $885  $1,669  $2,304   $4,130

                      The next Example uses the same assumptions as the prior Example, except that it assumes you decide to annuitize your contract or that you decide not to surrender your contract at the end of the stated time period.

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
                     Costs Based on Maximum
                       Annual Portfolio Expenses  $345  $1,129  $1,944   $4,130

                      Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Examples do not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Examples assume:

                         . Separate Account charges of 1.40% (deducted daily at
                           an effective annual rate of the assets in the Separate Account);

                         . an annual contract charge of $25 (assumed to be
                           equivalent to 0.10% of the Contract Value); and

                         . a maximum charge of 0.95% for the Optional Death
                           Benefit, Optional Enhanced Death Benefit and
                           Optional Guaranteed Minimum Death Benefit riders. If one or a combination of the death benefit rider options are not elected, the expense figures shown above would be lower.

Synopsis

                      What type of contract do I have? The contract is an individual flexible premium variable deferred annuity contract. We may issue it as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). This contract may be used with certain tax qualified retirement plans that offer their own tax deferral benefit. Holders of this contract should have this contract for a reason other than tax deferral if purchased as a Qualified Contract. This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See "The Contract" provision in this prospectus.

                      How does the contract work? During the accumulation period you can use your premium payments to buy Accumulation Units under the Separate Account or interests in the Guarantee Account. Should you decide to receive income payments (annuitize the contract), we will convert your Accumulation Units to Annuity Units. You can choose fixed or variable income payments. If you choose variable income payments, we will base each periodic income payment upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and on the value of each unit on the date the payment is determined. See "The Contract" provision in this prospectus.

                      What is the Separate Account? The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to one or more Subaccounts in accordance with your instructions. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Portfolios you select. You bear the risk of investment gain or loss with respect to amounts allocated to the Separate Account. See "The Separate Account" provision in this prospectus.

                      What are my variable investment choices? Through its Subaccounts, the Separate Account uses your premium payments to purchase shares, in accordance with your instructions, in one or more Portfolios. In turn, each Portfolio holds securities consistent with its own particular investment objective. See "The Separate Account" provision in this prospectus.

                      What is the Guarantee Account? We offer fixed investment choices through our Guarantee Account. The Guarantee Account is part of our General Account and pays interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after any deductions of applicable contract charges. Since the Guarantee Account is part of the General Account, we assume the risk of investment gain or loss on amounts allocated to it.

                      The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account. You may transfer assets between the Guarantee Account and the Separate Account subject to certain restrictions. The Guarantee Account may not be available in all states or all markets. See the "Transfers" and "The Guarantee Account" provisions in this prospectus.

                      What charges are associated with this contract? Should you take a partial surrender or totally surrender your contract before your premium payments have been in your contract for seven years, we will assess a surrender charge ranging from 0% to 6%, depending upon how many full years those payments have been in the contract. We do not assess a surrender charge on any amounts surrendered that represent gain. You may also partially surrender up to the greater of 10% of premium payments or any amount surrendered to meet minimum distribution requirements under the Code each contract year without being assessed a surrender charge. We will deduct amounts surrendered first from any gain in the contract and then from premiums paid. We may also waive the surrender charge in certain circumstances. See the "Surrender Charge" provision in this prospectus.

                      We assess annual charges in the aggregate at an effective annual rate of 1.40% against the daily net asset value of the Separate Account. These charges consist of an administrative expense charge of 0.15% and a mortality and expense risk charge of 1.25%. There is also a $25 annual contract charge which we waive if the Contract Value is more than $75,000 at the time the charge is assessed. We also charge for the optional riders. For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

                      If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct those amounts from premium payments or Contract Value, as applicable. See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions in this prospectus.

                      There are also expenses associated with the Portfolios. These include management fees and other expenses associated with the daily operation of each Portfolio as well as 12b-1 fees, or service share fees, as applicable. See the "Fee Tables" section in this prospectus. These expenses are more fully described in the prospectus for each Portfolio.

                      We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Distribution of the Contracts" provision in this prospectus.

                      We offer other variable annuity contracts through the Separate Account which also invest in the same Portfolios (or many of the same) of the Funds offered under the contract. These contracts have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these contracts, including a prospectus, contact your registered representative or call (800) 352-9910.

                      How much must I pay and how often? Subject to certain minimum and maximum payments, the amount and frequency of your premium payments are flexible. See "The
                      Contract -- Premium Payments" provision in this prospectus.

                      How will my income payments be calculated? We will pay you a monthly income beginning on the Maturity Date if the Annuitant is still living. You may also decide to take income payments under one of the optional payment plans. We will base your initial payment on the Contract Value and other factors. See the "Income Payments" provision in this prospectus.

                      What happens if I die before the Maturity Date? Before the Maturity Date, if an owner, joint owner, or if the Annuitant dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary(ies). See "The Death Benefit" provision in this prospectus for more information.

                      May I transfer assets among Subaccounts and to and from the Guarantee Account? Yes, however, there are limitations imposed by your contract on both the number of transfers that may be made per calendar year, as well as limitations on allocations. The minimum transfer amount is currently $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100. See the "Transfers," "Income
                      Payments --Transfers After the Maturity Date" and "Guarantee Account" provisions in this prospectus.

                      May I surrender the contract or take partial surrenders? Yes, subject to contract requirements and restrictions imposed under certain retirement plans.

                      If you surrender the contract or take a partial surrender, we may assess a surrender charge as discussed above. In addition, you may be subject to income tax and, if you are younger than age 59 1/2 at the time of the surrender or partial surrender, a 10% IRS penalty tax. A total surrender or a partial surrender may also be subject to tax withholding. See the "Federal Tax Matters" provision in this prospectus. A partial surrender will reduce the death benefit by the proportion that the partial surrender (including any applicable surrender charge and premium tax) reduces your Contract Value. See "The Death Benefit" provision for more information.

                      What are the Federal tax implications of my investment in the contract? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until income payments begin. A distribution from the contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Tax Matters" provision of this prospectus.

Condensed Financial Information

                      The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of the Separate Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

                      Please see Appendix C for this information.

Investment Results

                      At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature and advertisements. We will calculate the results on a total return basis for various periods, with annual contract charges and with or without surrender charges. Results calculated without surrender charges will be higher.

                      Total returns assume an initial investment of $1,000 and include the reinvestment of all distributions of the Portfolios, the Portfolios' charges and expenses (including any 12b-1 fees or service share fees), and the charges associated with the contract, including the mortality and expense risk charge, the administrative expense charge, the annual contract charge, and the maximum charge for the Optional Guaranteed Minimum Death Benefit, the Optional Death Benefit and the Optional Enhanced Death Benefit riders. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.

Financial Statements

                      The consolidated financial statements for the Company and its subsidiary and the financial statements of the Separate Account are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

The Company

                      We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contacts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

                      Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation and the Company. GNA Corporation is directly owned by Genworth Financial, Inc., a public company.

                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

                      We established the Separate Account as a separate investment account on August 19, 1987. The Separate Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

                      Currently, there are multiple Subaccounts of the Separate Account available under the contract. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.

                      The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, or losses arising out of any other business we may conduct.

                      We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or contracts of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

                      If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required; manage the Separate Account under the direction of a committee; or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

THE PORTFOLIOS
                      There is a separate Subaccount which corresponds to each Portfolio of a Fund offered in this contract. You decide the Subaccounts to which you allocate premium payments. You currently may change your future premium allocation without penalty or charges. There are, however, limitations on the number of transfers that may be made each Policy year. See the "Transfers" provision for additional information.

                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

                      Before choosing a Subaccount to allocate your net premium payments and assets, carefully read the prospectus for each Portfolio, along with this prospectus. We summarize the investment objectives of each Portfolio below. There is no assurance that any Portfolio will meet its objective. We do not guarantee minimum value for the amounts you allocate to the Separate Account. You bear the investment risk of investing in the Subaccounts.

                      The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

SUBACCOUNTS
                      You may allocate premium payments in up to 20 Subaccounts of the Portfolios listed below in addition to the Guarantee Account at any one time.

                                                                                              Adviser (and Sub-Adviser(s),
                  Portfolio                                   Investment Objective                   as applicable)
                  --------------------------------------------------------------------------------------------------------
THE ALGER         Alger American                    Seeks long-term capital appreciation.     Fred Alger Management, Inc.
AMERICAN FUND     Growth Portfolio -- Class O
                  Shares
                  --------------------------------------------------------------------------------------------------------
                  Alger American Small              Seeks long-term capital appreciation.     Fred Alger Management, Inc.
                  Capitalization Portfolio -- Class
                  O Shares
                  --------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AllianceBernstein Growth and      Long-term growth of capital.              Alliance Capital
VARIABLE PRODUCTS Income Portfolio  -- Class B                                                Management, L.P.
SERIES FUND, INC.
                  --------------------------------------------------------------------------------------------------------
FEDERATED         Federated American                Seeks long-term growth of capital.        Federated Equity
INSURANCE SERIES  Leaders Fund II -- Primary        Providing income is a secondary           Management Company of
                  Shares                            objective.                                Pennsylvania
                  --------------------------------------------------------------------------------------------------------
                  Federated Capital Income          Seeks high current income and moderate    Federated Equity
                  Fund II                           capital appreciation.                     Management Company of
                                                                                              Pennsylvania (subadvised by
                                                                                              Federated Investment
                                                                                              Management Company)
                  --------------------------------------------------------------------------------------------------------
                  Federated High Income             Seeks high current income by investing in Federated Investment
                  Bond Fund II -- Primary Shares    lower-rated corporate debt obligations,   Management Company
                                                    commonly referred to as "junk bonds."
                  --------------------------------------------------------------------------------------------------------

                                                                                              Adviser (and Sub-Adviser(s),
                     Portfolio                                 Investment Objective                  as applicable)
                     ------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE VIP Asset Manager/SM/           Seeks to obtain high total return with   Fidelity Management &
INSURANCE PRODUCTS   Portfolio -- Initial Class      reduced risk over the long term by       Research Company
FUND                                                 allocating its assets among stocks,      (subadvised by Fidelity
                                                     bonds, and short-term instruments.       Management & Research
                                                                                              (U.K.) Inc., Fidelity
                                                                                              Management & Research
                                                                                              (Far East) Inc., Fidelity
                                                                                              Investments Japan Limited,
                                                                                              Fidelity Investments Money
                                                                                              Management, Inc and FMR
                                                                                              Co., Inc.)
                     ------------------------------------------------------------------------------------------------------
                     VIP Contrafund(R) Portfolio --  Seeks long-term capital appreciation.    Fidelity Management &
                     Initial Class                                                            Research Company
                                                                                              (subadvised by Fidelity
                                                                                              Management & Research
                                                                                              (U.K.) Inc., Fidelity
                                                                                              Management & Research
                                                                                              (Far East) Inc., Fidelity
                                                                                              Investments Japan Limited
                                                                                              and FMR Co., Inc.)
                     ------------------------------------------------------------------------------------------------------
                     VIP Equity-Income Portfolio --  Seeks reasonable income. The fund will   Fidelity Management &
                     Initial Class                   consider the potential for capital       Research Company
                                                     appreciation. The fund's goal is to      (subadvised by FMR Co.,
                                                     achieve a yield which exceeds the        Inc.)
                                                     composite yield on the securities
                                                     comprising the Standard & Poor's 500/SM/
                                                     Index (S&P 500(R)).
                     ------------------------------------------------------------------------------------------------------
                     VIP Growth Portfolio -- Initial Seeks to achieve capital appreciation.   Fidelity Management &
                     Class                                                                    Research Company
                                                                                              (subadvised by FMR Co., Inc.)
                     ------------------------------------------------------------------------------------------------------
                     VIP Growth & Income             Seeks high total return through a        Fidelity Management &
                     Portfolio -- Initial Class      combination of current income and        Research Company
                                                     capital appreciation.                    (subadvised by Fidelity
                                                                                              Management & Research
                                                                                              (U.K.) Inc., Fidelity
                                                                                              Management & Research
                                                                                              (Far East) Inc., Fidelity
                                                                                              Investments Japan Limited
                                                                                              and FMR Co., Inc.)
                     ------------------------------------------------------------------------------------------------------
                     VIP Growth Opportunities        Seeks to provide capital growth.         Fidelity Management &
                     Portfolio -- Initial Class                                               Research Company
                                                                                              (subadvised by Fidelity
                                                                                              Management & Research
                                                                                              (U.K.) Inc., Fidelity
                                                                                              Management & Research
                                                                                              (Far East) Inc., Fidelity
                                                                                              Investments Japan Limited
                                                                                              and FMR Co., Inc.)
                     ------------------------------------------------------------------------------------------------------
                     VIP Mid Cap Portfolio --        Seeks long-term growth of capital.       Fidelity Management &
                     Service Class 2                                                          Research Company
                                                                                              (subadvised by Fidelity
                                                                                              Management & Research
                                                                                              (U.K.) Inc., Fidelity
                                                                                              Management & Research Far
                                                                                              East Inc., Fidelity
                                                                                              Investments Japan Limited,
                                                                                              and FMR Co., Inc.)
                     ------------------------------------------------------------------------------------------------------

                                                                                                Adviser (and Sub-Adviser(s),
                   Portfolio                                    Investment Objective                   as applicable)
                   ---------------------------------------------------------------------------------------------------------
                   VIP Overseas Portfolio -- Initial Seeks long-term growth of capital.         Fidelity Management &
                   Class                                                                        Research Company
                                                                                                (subadvised by Fidelity
                                                                                                Management & Research
                                                                                                (U.K.) Inc., Fidelity
                                                                                                Management & Research
                                                                                                (Far East) Inc., Fidelity
                                                                                                International Investment
                                                                                                Advisors, Fidelity
                                                                                                International Investment
                                                                                                Advisors (U.K.) Limited,
                                                                                                Fidelity Investments Japan
                                                                                                Limited, and FMR Co., Inc.)
                   ---------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Templeton Foreign Securities      Seeks long-term capital growth. The fund   Templeton Investment
VARIABLE INSURANCE Fund -- Class 1 Shares            normally invests at least 80% of its net   Counsel, LLC (subadvised by
PRODUCTS TRUST                                       assets in investments of issuers located   Franklin Templeton
                                                     outside the U.S., including those in       Investment Management,
                                                     emerging markets, and normally invests     Limited)
                                                     predominantly in equity securities.
                   ---------------------------------------------------------------------------------------------------------
                   Templeton Global Income           Seeks high current income, consistent      Franklin Advisers, Inc.
                   Securities Fund -- Class 1        with preservation of capital, with capital
                   Shares                            appreciation as a secondary
                                                     consideration. The fund normally invests
                                                     mainly in debt securities of governments
                                                     and their political subdivisions and
                                                     agencies, supranational organizations
                                                     and companies located anywhere in the
                                                     world, including emerging markets.
                   ---------------------------------------------------------------------------------------------------------
GE INVESTMENTS     Income Fund                       Seeks maximum income consistent with       GE Asset Management
FUNDS, INC.                                          prudent investment management and the      Incorporated
                                                     preservation of capital.
                   ---------------------------------------------------------------------------------------------------------
                   International Equity Fund         Seeks long-term growth of capital.         GE Asset Management
                                                                                                Incorporated
                   ---------------------------------------------------------------------------------------------------------
                   Mid-Cap Equity Fund               Seeks long-term growth of capital and      GE Asset Management
                                                     future income.                             Incorporated
                   ---------------------------------------------------------------------------------------------------------
                   Money Market Fund/1/              Seeks a high level of current income       GE Asset Management
                                                     consistent with the preservation of        Incorporated
                                                     capital and the maintenance of liquidity.
                   ---------------------------------------------------------------------------------------------------------
                   Premier Growth Equity Fund        Seeks long-term growth of capital and      GE Asset Management
                                                     future income rather than current income.  Incorporated
                   ---------------------------------------------------------------------------------------------------------
                   Real Estate Securities Fund       Seeks maximum total return through         GE Asset Management
                                                     current income and capital appreciation.   Incorporated (subadvised by
                                                                                                Urdang Securities
                                                                                                Management, Inc.)
                   ---------------------------------------------------------------------------------------------------------
                   S&P 500(R) Index Fund/2/          Seeks growth of capital and accumulation   GE Asset Management
                                                     of income that corresponds to the          Incorporated (subadvised
                                                     investment return of S&P's 500             by SSgA Funds
                                                     Composite Stock Index.                     Management, Inc.)
                   ---------------------------------------------------------------------------------------------------------

                    /1/ During extended periods of low interest rates, the
                        yields of the Money Market Fund may become extremely low and possibly negative.
                    /2/ "Standard & Poor's," "S&P," and "S&P 500" are
                        trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the contract.

                                                                                               Adviser (and Sub-Adviser(s),
                   Portfolio                                   Investment Objective                   as applicable)
                   --------------------------------------------------------------------------------------------------------
                   Small-Cap Equity Fund             Seeks long-term growth of capital.        GE Asset Management
                   (formerly, Small-Cap Value                                                  Incorporated (subadvised by
                   Equity Fund)                                                                Palisade Capital
                                                                                               Management, L.L.C.)
                   --------------------------------------------------------------------------------------------------------
                   Total Return Fund -- Class 1      Seeks the highest total return, composed  GE Asset Management
                   Shares                            of current income and capital             Incorporated
                                                     appreciation, as is consistent with
                                                     prudent investment risk.
                   --------------------------------------------------------------------------------------------------------
                   U.S. Equity Fund                  Seeks long-term growth of capital.        GE Asset Management
                                                                                               Incorporated
                   --------------------------------------------------------------------------------------------------------
GOLDMAN SACHS      Goldman Sachs Growth and          Seeks long-term growth of capital and     Goldman Sachs Asset
VARIABLE INSURANCE Income Fund                       growth of income.                         Management, L.P.
TRUST
                   --------------------------------------------------------------------------------------------------------
                   Goldman Sachs Mid Cap Value       Seeks long-term capital appreciation.     Goldman Sachs Asset
                   Fund                                                                        Management, L.P.
                   --------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Balanced Portfolio --             Seeks long-term capital growth,           Janus Capital Management
                    Institutional Shares             consistent with preservation of capital   LLC
                                                     and balanced by current income.
                   --------------------------------------------------------------------------------------------------------
                   Flexible Bond Portfolio --        Seeks to obtain maximum total return,     Janus Capital Management
                   Institutional Shares              consistent with preservation of capital.  LLC
                   --------------------------------------------------------------------------------------------------------
                   Forty Portfolio -- Institutional  A non-diversified/1/ portfolio that seeks Janus Capital Management
                   Shares                            long-term growth of capital.              LLC
                   --------------------------------------------------------------------------------------------------------
                   Global Life Sciences Portfolio    Seeks to obtain long-term growth of       Janus Capital Management
                   -- Service Shares                 capital.                                  LLC
                   --------------------------------------------------------------------------------------------------------
                   Global Technology Portfolio --    Seeks long-term growth of capital.        Janus Capital Management
                   Service Shares                                                              LLC
                   --------------------------------------------------------------------------------------------------------
                   International Growth              Seeks long-term growth of capital.        Janus Capital Management
                   Portfolio -- Institutional Shares                                           LLC
                   --------------------------------------------------------------------------------------------------------
                   Large Cap Growth Portfolio --     Seeks long-term growth of capital in a    Janus Capital Management
                   Institutional Shares              manner consistent with the preservation   LLC
                                                     of capital.
                   --------------------------------------------------------------------------------------------------------
                   Mid Cap Growth Portfolio --       Seeks long-term growth of capital.        Janus Capital Management
                   Institutional shares                                                        LLC
                   --------------------------------------------------------------------------------------------------------
                   Worldwide Growth Portfolio --     Seeks long-term growth of capital in a    Janus Capital Management
                   Institutional Shares              manner consistent with the preservation   LLC
                                                     of capital.
                   --------------------------------------------------------------------------------------------------------
LEGG MASON         Legg Mason Partners Variable      Seeks long-term growth of capital.        Salomon Brothers Asset
PARTNERS VARIABLE  Investors Portfolio -- Class I    Current income is a secondary objective.  Management Inc
PORTFOLIOS I, INC. (formerly, Salomon Brothers
(FORMERLY, SALOMON Variable Investors Fund)
BROTHERS
VARIABLE SERIES
FUNDS INC)
                   --------------------------------------------------------------------------------------------------------

                    /1/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and the net asset value of a non-diversified portfolio than a diversified portfolio.

                                                                                                  Adviser (and Sub-Adviser(s),
                     Portfolio                                    Investment Objective                   as applicable)
                     ---------------------------------------------------------------------------------------------------------
                     Legg Mason Partners Variable      Seeks to maximize total return,            Salomon Brothers Asset
                     Strategic Bond Portfolio --       consistent with the preservation of        Management Inc
                     Class I (formerly, Salomon        capital.
                     Brothers Variable Strategic
                     Bond Fund)
                     ---------------------------------------------------------------------------------------------------------
                     Legg Mason Partners Variable      Seeks to obtain above-average income       Salomon Brothers Asset
                     Total Return Portfolio -- Class I (compared to a portfolio entirely invested Management Inc
                     (formerly, Salomon Brothers       in equity securities). The portfolio's
                     Variable Total Return Fund)       secondary objective is to take advantage
                                                       of opportunities to achieve growth of
                                                       capital and income.
                     ---------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE      MFS(R) New Discovery Series --    Seeks capital appreciation.                Massachusetts Financial
INSURANCE TRUST      Service Class Shares                                                         Services Company
                     ---------------------------------------------------------------------------------------------------------
OLD MUTUAL           Old Mutual Growth II Portfolio    Under normal market conditions, the        Old Mutual Capital, Inc.
INSURANCE SERIES     (formerly, Liberty Ridge Growth   portfolio, a non-diversified/1/ fund, will (subadvised by Munder
FUND (FORMERLY,      II Portfolio)                     invest its portion of the portfolio in not Capital Management and
PBHG INSURANCE                                         more than 40 large capitalization          Turner Investment Partners,
SERIES FUND, INC.)                                     companies.                                 Inc.)
                     ---------------------------------------------------------------------------------------------------------
                     Old Mutual Large Cap Growth       Seeks long-term growth of capital.         Old Mutual Capital, Inc.
                     Portfolio (formerly, Liberty                                                 (subadvised by CastleArk
                     Ridge Large Cap Growth                                                       Management, LLC and
                     Portfolio)                                                                   Turner Investment Partners,
                                                                                                  Inc.
                     ---------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE Oppenheimer Balanced              Seeks a high total investment return,      OppenheimerFunds, Inc.
ACCOUNT FUNDS        Fund/VA                           which includes current income and capital
                                                       appreciation in the value of its shares.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer Capital               Seeks capital appreciation by investing in OppenheimerFunds, Inc.
                     Appreciation Fund/VA              securities of well-known, established
                                                       companies.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer Core Bond             Seeks a high level of current income. As   OppenheimerFunds, Inc.
                     Fund/VA                           a secondary objective, the fund seeks
                                                       capital appreciation when consistent with
                                                       its primary objective.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer High Income           Seeks a high level of current income from  OppenheimerFunds, Inc.
                     Fund/VA                           investment in high-yield fixed income
                                                       securities.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer MidCap Fund/VA        Seeks capital appreciation, by investing   OppenheimerFunds, Inc.
                     (formerly, Oppenheimer            in "growth type" companies.
                     Aggressive Growth Fund/VA)
                     ---------------------------------------------------------------------------------------------------------
PIMCO VARIABLE       Total Return Portfolio --         Seeks maximum total return consistent      Pacific Investment
INSURANCE TRUST      Administrative Class Shares       with preservation of real capital and      Management Company LLC
                                                       prudent investment management.
                     ---------------------------------------------------------------------------------------------------------

                    /1/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and the net asset value of a non-diversified portfolio than a diversified portfolio.

                      Not all of these Portfolios may be available in all states or all markets.

                      We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits and surrender or partial surrender proceeds, to make income payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners as additional units, but instead reflect them in unit values.

                      Shares of the Portfolios are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

                      We reserve the right, within the law, to make additions, deletions and substitutions for the Portfolios. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a Portfolio should no longer be available, or if investment in any Portfolio's shares should become inappropriate, in the judgment of our management, for the purposes of the contract. The new Portfolio may have higher fees and charges than the Portfolio it replaced. No substitution of the shares attributable to your contract may take place without prior notice to you and before approval of the SEC, in accordance with the 1940 Act.

                      We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio of a Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and, if required, before approval of the SEC. Not all Subaccounts may be available to all classes of contracts.

                      There are a number of factors that are considered when deciding what Portfolios are made available in your variable annuity contract. Such factors include:

                        (1) the investment objective of the Portfolio;

                        (2) the Portfolio's performance history;

                        (3) the Portfolio's holdings and strategies it uses to
                            try and meet its objectives; and

                        (4) the Portfolio's servicing agreement.

                      The investment objective is critical because we want to have an array of Portfolios with diverse objectives so that an investor may diversify his or her investment holdings from a conservative to an aggressive investment portfolio depending on the advice of his or her investment adviser and risk assessment. When selecting a Portfolio for our products, we also want to make sure that the Portfolio has a strong performance history in comparison with its peers and that its holdings and strategies are consistent with its objectives. Finally, it is important for us to be able to provide you with a wide array of the services that facilitate your investment program relating to your allocation in Subaccounts that invest in the underlying Portfolios.

                      We have entered into agreements with either the investment adviser or distributor of each of the Funds and/or, in certain cases, a Portfolio under which the Portfolio, the adviser or distributor pays us a fee for administrative and other services we provide relating to the Portfolios. Such administrative services we provide include but are not limited to: accounting transactions for variable owners and then providing one daily purchase and sale order on behalf of each Portfolio; providing copies of Portfolio prospectuses, Statements of Additional Information and any supplements thereto; mailing proxy voting information, gathering the information and providing vote totals to the Portfolio on behalf of our owners; and providing customer service on behalf of the Portfolios. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some Portfolios, investment advisers or distributors pay us a greater percentage than other advisers or distributors based on the level of administrative and other services provided. We will not realize a profit from payments received directly from a Portfolio, but we may realize a profit from payments received from the adviser and/or the distributor for providing these services and, if we do, we may use such profit for any purpose, including distribution of the contracts. The amount received from certain Portfolios for the assets allocated to the Portfolios from the Separate Account during 2005 was 0.25%. The Portfolios that pay a service fee to us are GE Investment Funds, Inc. -- Total Return Fund -- Class 1 Shares and PIMCO Variable

                      Insurance Trust -- Total Return Portfolio --
                      Administrative Class Shares. The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from the Separate Account during 2005 ranged from 0.05% to 0.35%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor.

                      In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

                      In consideration of services provided and expenses incurred by Capital Brokerage Corporation in distributing shares of the Funds, Capital Brokerage Corporation also receives 12b-1 fees from AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Fund, Janus Aspen Series, and MFS(R) Variable Insurance Trust. See the "Fee Tables" section of this prospectus and the Fund prospectuses. These payments range up to 0.35% of Separate Account assets invested in the particular Portfolio.

VOTING RIGHTS
                      As required by law, we will vote the shares of the Portfolios held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

                      We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

The Guarantee Account

                      Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to this and other Separate Accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      Due to certain exemptive and exclusionary provisions of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

                      You may allocate some or all of your premium payments and transfer some or all of your assets to the Guarantee Account. We credit the portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with your contract. See the "Charges and Other Deductions" provision in this prospectus.

                      Each time you allocate premium payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a specified period of time. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new one-year interest rate guarantee period will commence for the remaining portion of that particular allocation.

                      We determine the interest rates at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods.

                      However, the interest rates for any interest rate guarantee period will be at least the guaranteed interest rate shown in your contract.

                      We will notify you in writing at least 5 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new one year interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30-day period following the expiration of the interest rate guarantee period ("30-day window") of your election of a different interest rate guarantee period from among those being offered by us at that time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. See the "Transfers" provision for more information. During the 30-day window, the allocation will accrue interest at the new interest rate guarantee period's interest rate.

                      To the extent permitted by law, we reserve the right, at any time, to offer interest rate guarantee periods that differ from those available when we issued the contract and to credit a higher rate of interest on premium payments allocated to the Guarantee Account participating in a Dollar Cost Averaging program than would otherwise be credited if not participating in a Dollar Cost Averaging program. See the "Dollar-Cost Averaging Program" provision. Such a program may not be available to all contracts. We also reserve the right, at any time, to stop accepting premium payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Home Office to determine the interest rate guarantee periods currently being offered.

Charges and Other Deductions

                      We will sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker dealers for selling the contracts. We intend to recover commissions, marketing, administrative and other expenses and costs of contract benefits through fees and charges imposed under the contracts. See the "Distribution of the Contracts" provision in this prospectus for more information.

                      All of the charges described in this section apply to assets allocated to the Separate Account. Assets in the Guarantee Account are subject to all of the charges described in this section except for the mortality and expense risk charge and the administrative expense charge.

                      We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

                         . processing applications for and issuing the
                           contracts;

                         . maintaining records;

                         . administering income payments;

                         . furnishing accounting and valuation services
                           (including the calculation and monitoring of daily Subaccount values);

                         . reconciling and depositing cash receipts;

                         . providing contract confirmations and periodic
                           statements;

                         . providing toll-free inquiry services; and

                         . furnishing telephone and internet transaction
                           services.

                      The risks we assume include:

                         . the risk that the death benefit will be greater than
                           the Surrender Value;

                         . the risk that the actual life-span of persons
                           receiving income payments under the contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

                         . the risk that more owners than expected will qualify
                           for waivers of the surrender charges; and

                         . the risk that our costs in providing the services
                           will exceed our revenues from contract charges (which cannot be changed by us).

                      The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

TRANSACTION
EXPENSES

SURRENDER CHARGE      We assess a surrender charge on partial and full
                      surrenders of premium payments taken within the first seven years of receipt, unless you meet an available exception as described below. You pay this charge to compensate us for the losses we experience on contract distribution costs. If your contract form is P1143 4/94, your surrender charge provisions may vary from those discussed below. Please see "Appendix A" for additional information on contract form P1143 4/94.

                      We calculate the surrender charge separately for each premium payment. For purposes of calculating this charge, we assume that you surrender premium payments on a first-in, first-out basis. We deduct the surrender charge proportionately from the Subaccounts. However, if there are insufficient assets in the Separate Account, we will deduct the charge proportionally from all assets in the Guarantee Account. The surrender charge is as follows:

         Number of Full and Partially    Surrender Charge as a Percentage
       Completed Years Since We Received of the Surrendered or Partially
              the Premium Payment          Surrendered Premium Payment
       ------------------------------------------------------------------
                       1                                6%
                       2                                6%
                       3                                6%
                       4                                6%
                       5                                4%
                       6                                2%
                   7 or more                            0%
       ------------------------------------------------------------------

                      We do not assess the surrender charge:

                         . on amounts of Contract Value representing gain (as
                           defined below);

                         . on free withdrawal amounts (as defined below);

                         . on surrenders or partial surrenders taken under
                           Optional Payment Plan 1, Optional Payment Plan 2 (for a period of 5 or more years), or Optional Payment Plan 5; or

                         . if a waiver of surrender charge provision applies.

                      You may surrender or partially surrender any gain in your contract free of any surrender charge. We calculate gain in the contract as: (a) plus (b) minus (c) minus (d), but not less than zero where:

                        (a) is the Contract Value on the Valuation Day we
                            receive your partial or total surrender request;

                        (b) is the total of any partial surrenders (including
                            surrender charges) previously taken;

                        (c) is the total of premium payments made; and

                        (d) is the total of any gain previously surrendered.

                      In addition to any gain, you may partially surrender an amount equal to the greater of 10% of your total premium payments or any amount surrendered to meet minimum distribution requirements under the Code each contract year without a surrender charge (the "free withdrawal amount"). We will deduct amounts surrendered first from any gain in the contract and then from premiums paid. The free withdrawal amount is not cumulative from contract year to contract year.

                      Further, we will waive the surrender charge if you annuitize the contract under Optional Payment Plan 1 (Life Income with Period Certain), Optional Payment Plan 2 (Income for a Fixed Period) provided that you select a fixed period of 5 years or more, or Optional Payment Plan 5 (Joint Life and Survivor Income). See the "Optional Payment Plans" provision in this prospectus.

                      We also will waive surrender charges arising from a surrender occurring before income payments begin if, at the time we receive the surrender request, we have received due proof that the Annuitant has a qualifying terminal illness, or has a qualifying confinement to a state licensed or legally operated hospital or inpatient nursing facility for a minimum period as set forth in the contract (provided the confinement began, or the illness was diagnosed at least one year after the contract was issued). If you surrender the contract under the terminal illness waiver, please remember that we will pay your Contract Value, which could be less than the death benefit otherwise available. The terms and conditions of the waivers are set forth in your contract.

DEDUCTIONS
FROM THE
SEPARATE
ACCOUNT
                      We deduct from the Separate Account an amount, computed daily, equal to an annual rate of 1.40% of the daily net assets of the Separate Account. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.25%. These deductions from the Separate Account are reflected in your Contract Value.

OTHER CHARGES

ANNUAL CONTRACT       We will deduct an annual contract charge of $25 from your
CHARGE                Contract Value to compensate us for certain
                      administrative expenses incurred in connection with the contract. We will deduct the charge on each contract anniversary and at surrender. We will waive this charge if your Contract Value at the time of deduction is more than $75,000.

                      We will allocate the annual contract charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time the charge is taken. If there are insufficient assets allocated to the Separate Account, we will deduct any remaining portion of the charge from the Guarantee Account proportionally from all assets in the Guarantee Account.

CHARGE FOR OPTIONAL   We charge you for expenses related to the Optional Death
DEATH BENEFIT RIDER   Benefit Rider. We deduct this charge against your assets
                      in the Separate Account and Guarantee Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Optional Death Benefit Rider among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate
                      Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from your assets in the Separate Account, if any, and then from your assets in the Guarantee Account (from the amounts that have been in the Guarantee Account for the longest period of time). At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the Optional
                      Death Benefit Rider is 0.25% of your Contract Value at the time of the deduction.

CHARGE FOR THE        We charge you for expenses related to the Optional
OPTIONAL ENHANCED     Enhanced Death Benefit Rider. We deduct this charge
DEATH BENEFIT RIDER   against your assets in the Separate Account and Guarantee
                      Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Optional Enhanced Death
                      Benefit Rider among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from your assets in the Separate Account, if any, and then from your assets in the Guarantee Account (from the amounts that have been in the Guarantee Account for the longest period of time). At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the Optional Enhanced Death Benefit Rider is currently 0.20% of your prior year's Contract Value, however, we reserve the right to charge up to 0.35% of your prior year's
                      Contract Value.

CHARGE FOR THE        We charge you for expenses related to the Guaranteed
OPTIONAL GUARANTEED   Minimum Death Benefit Rider. We deduct this charge
MINIMUM DEATH         against your assets in the Separate Account and Guarantee
BENEFIT               Account at each contract anniversary and at surrender to
                      compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Guaranteed Minimum Death
                      Benefit Rider among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from your assets in the Separate
                      Account, if any, and then from your assets in the Guarantee Account (from the amounts that have been in the Guarantee Account for the longest period of time). At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the Guaranteed Minimum
                      Death Benefit Rider is currently 0.25% of your prior contract year's average benefit amount, however, we reserve the right to charge up to 0.35% of your prior contract year's average benefit amount.

DEDUCTIONS FOR        We will deduct charges for any premium tax or other tax
PREMIUM TAXES         levied by any governmental entity from premium payments
                      or your Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include partial and total surrenders, income payments and death benefit payments).

                      The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

OTHER CHARGES AND     Each Portfolio incurs certain fees and expenses. To pay
DEDUCTIONS            for these charges, the Portfolio makes deductions from
                      its assets. The deductions are described more fully in each Portfolio's prospectus.

                      In addition, we reserve the right to impose a transfer charge of up to $10 per transfer for each transfer made after the first transfer in a calendar month. This charge is at our cost with no profit to us.

The Contract

                      The contract is an individual flexible premium variable deferred annuity contract. We describe your rights and benefits below and in the contract. There may be differences in your contract (such as differences in fees, charges and benefits) because of requirements of the state where we issued your contract. We will include any such differences in your contract.

                      The discussion about the contract in this prospectus relates to contracts that use contract form P1150 10/98. If your contract form is P1143 4/94, your death benefit and surrender charge may vary from the descriptions found in this prospectus. Please see Appendix A for a description of the features in your contract.

THE CONTRACT
                      This contract is no longer available for new sales, although additional premium payments may be made in accordance with the terms of the contract and as described in the "Premium Payments" provision.

                      This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if this contract is purchased as a Qualified Contract, you should consider the contract for its death benefit, income benefits and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

                      Purchasing the contract through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make premium payments for this contract. Before making an exchange, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract, and this contract has its own surrender charges which would apply to you. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP
                      As owner, you have all rights under the contract, subject to the rights of any irrevocable beneficiary. Two persons may apply for a contract as joint owners. Joint owners have equal undivided interests in their contract. That means that each may exercise any ownership rights on behalf of the other, except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information if joint ownership is requested after the contract is issued.

                      Before the Maturity Date, you may change:

                         . your Maturity Date to any date at least ten years
                           after your last premium payment;

                         . your optional payment plan;

                         . the allocation of your investments among the
                           Subaccounts and/or the Guarantee Account (subject to certain restrictions listed in your contract and in the "Transfer" provision); and

                         . the owner, joint owner, primary beneficiary,
                           contingent beneficiary, and contingent annuitant upon written notice to the Home Office, if you reserved this right, and the Annuitant is living at the time of the request. If you change a beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary), your plan selection will no longer be in effect unless you request that it continue. In addition, during the Annuitant's life, you can change any non-natural owner to another non-natural owner. Changing the owner or joint owner may have tax consequences and you should consult a tax adviser before doing so.

                      We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

ASSIGNMENT
                      An owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract. An assignment must occur before the Maturity Date and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

                      Qualified Contracts, IRAs and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

                      We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

                      Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

                      Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

PREMIUM
PAYMENTS
                      You may make premium payments at any frequency and in the amount you select, subject to certain limitations. You must obtain our approval before you make total premium payments for an Annuitant age 79 or younger that exceed $2,000,000. If the Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Premium payments may be made at any time prior to the Maturity Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a premium payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

                      The minimum initial premium payment is $5,000 ($2,000 if your contract is an IRA contract). We may accept a lower initial premium payment in the case of certain group sales. Each additional premium payment must be at least $500 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA Contracts and $100 for other Qualified Contracts.

VALUATION DAY AND
VALUATION PERIOD
                      We will value Accumulation and Annuity Units once daily as of the close of regular trading (currently 4:00 p.m. Eastern Time) for each day the New York Stock Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

ALLOCATION OF
PREMIUM
PAYMENTS
                      We place premium payments into the Subaccounts, each of which invests in shares of a corresponding Portfolio, and/or the Guarantee Account, according to your instructions. You may allocate premium payments to up to 20 Subaccounts plus the Guarantee Account at any one time. The percentage of any premium payment which you can put into any one Subaccount or guarantee period must be a whole percentage and cannot be less than $100.

                      Upon allocation to the appropriate Subaccounts, we convert premium payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive any additional premium payments at our Home Office. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio's investments perform, but also upon the charges of the Separate Account and the Portfolios.

                      You may change the allocation of subsequent premium payments at any time, without charge, by sending us acceptable notice. The new allocation will apply to any new premium payments made after we receive notice of the change.

VALUATION OF
ACCUMULATION
UNITS
                      Partial surrenders, total surrenders and/or payment of the death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial surrender, total surrender or payment of the death benefit. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

                      The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

                      The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of the Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

Transfers

TRANSFERS
BEFORE THE
MATURITY DATE
                      All owners may transfer all or a portion of their assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day prior to the Maturity Date, subject to certain conditions that are stated below. Owners may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Home Office. There may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Subaccounts and/or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances. See the "Requesting Payments" provision in this prospectus.

TRANSFERS FROM
THE GUARANTEE
ACCOUNT TO THE
SUBACCOUNTS
                      We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts. For any allocation from the Guarantee Account to the Subaccounts, the limited amount will not be less than any accrued interest on that allocation plus 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost Averaging program (see the "Dollar Cost Averaging Program" provision) you may make such transfers only during the 30-day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. We also may limit the amount that you may transfer to the Subaccounts.

TRANSFERS FROM
THE SUBACCOUNTS
TO THE GUARANTEE
ACCOUNT
                      We may restrict certain transfers from the Subaccounts to the Guarantee Account. We reserve the right to prohibit or limit transfers from a Subaccount to the Guarantee Account during the six-month period following the transfer of any amount from the Guarantee Account to any Subaccount.

TRANSFERS AMONG
THE SUBACCOUNTS
                      All owners may submit 12 Subaccount transfers each calendar year by voice response, Internet, telephone, facsimile, U.S. Mail or overnight delivery service. Once such 12 Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, Internet, telephone or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e., you may not call to cancel a transfer request sent by U.S. Mail or overnight delivery service. If you wish to change a transfer request sent by U.S. Mail or overnight delivery service, such change must also be sent in writing by U.S. Mail or by overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Home Office.

                      Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer after the first transfer in a calendar month. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

                      We also reserve the right to not honor your transfer request if your transfer is a result of more than one trade involving the same Subaccount within a 30 day period. We will generally invoke this right when either the Portfolio(s) or we see a pattern of frequent transfers between the same Portfolios within a short period of time (i.e., transfers among the same Subaccounts occur within five to 15 days of each other).

                      In addition, we may not honor transfers made by third parties. See the "Transfers by Third Parties" provision of this prospectus.

                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous paragraphs.

                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time. Also, because certain restrictions on transfers are applied at the discretion of the Portfolios in which the Subaccount invests, it is possible that owners will be treated differently and there could be inequitable treatment among owners if a Portfolio does not apply equal treatment to all shareholders. See the "Special Note on Frequent Transfers" provision of this prospectus.

                      These restrictions will apply to all owners and their designated third party(ies), unless such transfer is being made pursuant to:

                        (1) a Dollar Cost Averaging program;

                        (2) an Portfolio Rebalancing program;

                        (3) the terms of an approved Fund substitution or Fund
                            liquidation; or

                        (4) a Portfolio's refusal to allow the purchase of
                            shares, either on behalf of an individual owner or the entire Separate Account, in which case, the Portfolio's refusal to allow the purchase of shares will not be considered a transfer for calculation of the 12 transfers allowed per calendar year by voice response, telephone, facsimile, U.S. Mail or overnight delivery service.

                      Sometimes, we will not honor transfer requests. We will not honor a transfer request if:

                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or to redeem shares of the Portfolio in which the Subaccount invests; or

                        (2) the transfer would adversely affect Unit Values.

                      The affected Portfolio(s) determine whether these items apply.

                      We will treat all owners equally with respect to transfer requests.

TELEPHONE/
INTERNET
TRANSACTIONS
                      All owners may make their first 12 transfers in any calendar year among the Subaccounts or between the Subaccounts and the Guarantee Account by calling or electronically contacting us. Transactions that can be conducted over the telephone and Internet include, but are not limited to:

                        (1) the first 12 transfers of assets among the
                            Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in premium payment allocations when such changes include a transfer of assets);

                        (2) Dollar Cost Averaging; and

                        (3) Portfolio Rebalancing.

                      We employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:

                        (1) requiring you or a third party to provide some form
                            of personal identification before we act on the telephone/Internet instructions;

                        (2) confirming the telephone/Internet transaction in
                            writing to you or a third party you authorized;
                            and/or

                        (3) tape recording telephone instructions or retaining
                            a record of your electronic request.

                      We reserve the right to limit or prohibit telephone and Internet transactions.

                      We will delay making a payment or processing a transfer request if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

CONFIRMATION OF
TRANSACTIONS
                      We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON
RELIABILITY
                      Please note that the Internet or our telephone system may not always be available. Any computer system or telephone system, whether it is ours, yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office.

TRANSFERS BY
THIRD PARTIES
                      As a general rule and as a convenience to you, we allow you to give third parties the right to conduct transfers on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios, and the management of the Portfolios share this position.

                      We have procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.

                      Consequently, we may refuse transfers made by third parties on behalf of an owner in a number of circumstances, which include but are not limited to:

                        (1) transfers made on behalf of many owners by one
                            third party (or several third parties who belong to the same firm) where the transfer involves the same Subaccounts and large amounts of assets;

                        (2) when we have not received adequate authorization
                            from the owner allowing a third party to make transfers on his or her behalf; and

                        (3) when we believe, under all facts and circumstances
                            received, that the owner or his or her authorized agent is not making the transfer.

                      We require documentation to provide sufficient proof that the third party making the trade is in fact duly authorized by the owner. This information includes, but is not limited to:

                        (1) documentation signed by the owner or a court
                            authorizing a third party to act on the owner's behalf;

                        (2) passwords and encrypted information;

                        (3) additional owner verification when appropriate; and

                        (4) recorded conversations.

                      We will not be held liable for refusing a transfer made by a third party when we have a reasonable basis for believing such third party is not authorized to make a transfer on the owner's behalf or we have a reasonable basis for believing the third party is acting in a fraudulent manner.

SPECIAL NOTE ON
FREQUENT
TRANSFERS
                      The Separate Account does not accommodate frequent transfers of Contract Value among Subaccounts. When owners or someone on their behalf submit requests to transfer all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

                      Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the contracts (such as the beneficiaries) may be harmed.

                      The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the "Transfers Among the Subaccounts" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (in particular, "time-zone" arbitrage) that rely on "same-day" processing of transfer requests.

                      In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Accumulation Unit values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.

                      There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter owners seeking to engage in abusing market timing strategies.

                      We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

                      There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the contract level that discriminates among owners; however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your contract.

                      As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. For example, a Portfolio may impose redemption fees. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Under rules recently adopted by the SEC, effective October 16, 2006, we are required to enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide promptly, upon request by the Portfolio, certain information to the Portfolio about the trading activity of individual contract owners. We must then execute any instructions from the Portfolio to restrict or prohibit further purchases or transfers by a specific contract owners of Accumulation Units or Annuity Units of the Subaccount that invests in that Portfolio, where such contract owner has been identified by the Portfolio as having engaged in transactions (indirectly through such Subaccount) that violate policies established by the Portfolio for the purpose of eliminating or reducing any dilution of the value of the outstanding shares of the Portfolio. We will inform any contract owners whose future purchases and transfers of a Subaccount's units have been restricted or prohibited by a Portfolio. Owners should be aware that we may not have the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the contracts should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

                      Owners and other persons with material rights under the contracts also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to the transfers that exceed its market timing policies and procedures, it will return the amount to us, and we will credit the amount to the owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the unit value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

                      We apply our policies and procedures without exception, waiver, or special arrangement.


DOLLAR COST
AVERAGING
PROGRAM
                      The Dollar Cost Averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund and/or the Guarantee Account to any combination of other Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the contract). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

                      You may participate in the Dollar Cost Averaging program:

                        (1) by electing it on your application;

                        (2) by contacting an authorized sales representative; or

                        (3) by calling us at (800) 352-9910.

                      To use the program, you must transfer at least $100 from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund and/or interest rate guarantee period with each transfer.

                      The Dollar Cost Averaging program will begin 30 days after we receive all required forms with your instructions and any necessary premium payment unless we allow an earlier date. We will discontinue your participation in the Dollar Cost Averaging program:

                         . on the business day we receive your request to
                           discontinue the program in writing or by telephone (assuming we have your telephone authorization form on file); or

                         . when the assets in the Subaccount investing in the
                           GE Investments Fund, Inc. -- Money Market Fund and/or interest rate guarantee period from which transfers are being made are depleted.

                      If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

                      We also reserve the right to credit a higher rate of interest on premium payments allocated to the Guarantee Account that participate in the Dollar Cost Averaging program. We refer to this higher rate of interest as Enhanced Dollar Cost Averaging. The Dollar Cost Averaging program and/or the Enhanced Dollar Cost Averaging program may not be available in all states and in all markets or through all broker-dealers who sell the contracts. If you terminate the Enhanced Dollar Cost Averaging program prior to the depletion of assets from the Guarantee Account, we have the right to credit the remaining assets in the Guarantee Account the current interest rate being credited to all other Guarantee Account assets not participating in Enhanced Dollar Cost Averaging as of that Valuation Day.

                      There is no additional charge for Dollar Cost Averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge or for calculating the minimum number of transfers we may allow in a calendar year.

                      We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason. We also reserve the right to prohibit simultaneous participation in the Dollar Cost Averaging program and Systematic Withdrawal program.

                      Owners considering participating in a Dollar Cost Averaging program should call (800) 352-9910 or an authorized sales representative to verify the availability of Dollar Cost Averaging.

PORTFOLIO
REBALANCING
PROGRAM
                      Once your premium payment has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets among the Subaccounts to return to the percentages specified in your allocation instructions. Your percentage allocations must be in whole percentages. The program does not include allocations to the Guarantee Account. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing form.

                      Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to the Home Office. Once elected, Portfolio Rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue Portfolio Rebalancing. There is no additional charge for using Portfolio Rebalancing, and we do not consider Portfolio Rebalancing a transfer for purposes of assessing a transfer charge or calculating the maximum number of transfers permitted in a calendar year. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude specific Subaccounts from Portfolio Rebalancing. Portfolio Rebalancing does not assure a profit or protect against a loss.

Surrenders and Partial Surrenders

SURRENDERS
AND PARTIAL
SURRENDERS
                      We will allow you to surrender your contract or to partially surrender your Contract Value at any time before the Maturity Date upon your written request, subject to the conditions discussed below.

                      We will not permit a partial surrender that is less than $100 or a partial surrender which would reduce your Contract Value to less than $1,000. If your partial surrender request would reduce Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

                      The amount payable on full surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

                        (1) the Contract Value (after the deduction of charges
                            for any optional death benefit rider(s) and the annual contract charge, if applicable) on the Valuation Day we receive a request for surrender; less

                        (2) any applicable surrender charge; less

                        (3) any applicable premium tax.

                      We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

                      If you are taking a partial surrender, you may indicate, in writing, electronically, or by calling our Home Office, from which Subaccount(s) or interest rate guarantee periods we are to take your partial surrender. If you do not so specify, we will deduct the amount of the partial surrender first from the Subaccounts on a pro-rata basis, in proportion to your assets allocated to the Separate Account. We then will deduct any remaining amount from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time. When taking a partial surrender, any applicable surrender charge and/or applicable premium tax will be taken from the amount surrendered unless otherwise requested.

                      We will delay making a payment if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

                      Please remember that a partial surrender will reduce the death benefit by the proportion that the partial surrender (including any applicable surrender charges and premium tax) reduces your Contract Value. See "The Death Benefit" provision in this prospectus.

                      Surrenders and partial surrenders may also be subject to income tax and, if taken prior to age 59 1/2, a 10% additional IRS penalty tax. See the "Federal Tax Matters" provision in this prospectus.

RESTRICTIONS ON
DISTRIBUTIONS
FROM CERTAIN
CONTRACTS
                      Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program to withdraw their interest in a variable annuity contract issued under the Texas Optional Retirement Program only upon:

                        (1) termination of employment in the Texas public
                            institutions of higher education;

                        (2) retirement;

                        (3) death; or

                        (4) the participant's attainment of age 70 1/2.

                      If your contract is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

SYSTEMATIC
WITHDRAWAL
PROGRAM
                      The Systematic Withdrawal program allows you to take Systematic Withdrawals of a specified dollar amount (in equal installments of at least $100) on a monthly, quarterly, semi-annual or annual basis. Your payments can begin at any time after 30 days from the date the contract is issued (unless we allow an earlier date). To participate in the program, your Contract Value must initially be at least $5,000 and you must complete our Systematic Withdrawal form. You can obtain the form from an authorized sales representative or from our Home Office.

                      Your Systematic Withdrawals in a contract year may not exceed the amount which is not subject to a surrender charge. See the "Surrender Charge" provision in this prospectus. We will deduct the Systematic Withdrawal amounts first from any gain in the contract and then from premium payments made. You may provide specific instructions as to the Subaccounts and/or interest rate guarantee periods from which we are to take the Systematic Withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by cancelling Accumulation Units on a pro-rata basis from all of the Subaccounts in which you have an interest. To the extent that your assets in the Separate Account are not sufficient to accomplish the withdrawal, we will take the remaining amount of the withdrawal from any assets you have in the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time.

                      After your Systematic Withdrawals begin, you may change the frequency and/or amount of your payments, subject to the following:

                        (1) you may request only one such change in a calendar
                            quarter; and

                        (2) if you did not elect the maximum amount you could
                            withdraw under this program at the time you elected the current series of Systematic Withdrawals, then you may increase the remaining payments up to the maximum amount.

                      A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000. If a Systematic Withdrawal would cause the Contract Value to be less than $1,000, then we will not process that Systematic Withdrawal transaction. If any of your Systematic Withdrawals would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. You may discontinue Systematic Withdrawals at any time by notifying us in writing at our Home Office or by telephone. You may request that we pay any remaining payments in a lump sum. See the "Requesting Payments" provision in this prospectus.

                      Each Systematic Withdrawal is subject to Federal income taxes on any portion considered gain for tax purposes. In addition, you may be assessed a 10% IRS penalty tax on Systematic Withdrawals if you are under age 59 1/2 at the time of the withdrawal.

                      Both partial surrenders at your specific request and withdrawals under a Systematic Withdrawal program will count toward the limit of the amount that you may surrender free of any surrender charges in any contract year under the free withdrawal privilege. See the "Surrender Charge" provision in this prospectus. Partial surrenders under a

                      Systematic Withdrawal program may also reduce your death benefit. See "The Death Benefit" provision in this prospectus. Your Systematic Withdrawal amount may be affected if you take an additional partial surrender.

                      There is no charge for participation in the Systematic Withdrawal program, however, we reserve the right to prohibit participation in Systematic Withdrawals and Dollar Cost Averaging programs at the same time. We also reserve the right to discontinue and/or modify the Systematic Withdrawal program upon 30 days written notice to owners.

The Death Benefit

DEATH BENEFIT
AT DEATH OF
ANNUITANT
BEFORE THE
MATURITY DATE
                      If your contract form is P1143 4/94, please see Appendix A for a description of certain provisions of your death benefit. If the Annuitant dies before income payments begin, regardless of whether the Annuitant is also an owner or joint owner, the amount of proceeds available for the designated beneficiary is the death benefit. Upon receipt of due proof of the Annuitant's death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), we will treat the death benefit in accordance with your instructions, subject to distribution rules and termination of contract provisions described elsewhere in the prospectus.

                      The death benefit equals the sum of (a) and (b) where:

                        (a) is the Contract Value as of the date we receive due
                            proof of death; and

                        (b) is the excess, if any, of the unadjusted death
                            benefit (as defined below) as of the date of the Annuitant's death over the Contract Value as of the date of the Annuitant's death, with interest credited on that excess from the date of the Annuitant's death to the date of distribution.

                      The rate credited may depend on applicable law or regulation. Otherwise, we will set it.

                      The unadjusted death benefit varies based on the Annuitant's age on the date we issued the contract and on the number of contract years elapsed since the contract was issued.

                      The death benefit varies based on:

                        (1) the Annuitant's age on the date the contract is
                            issued;

                        (2) the Annuitant's age on the date of his or her death;

                        (3) the number of contract years that elapse from the
                            date the contract was issued until the date of the Annuitant's death; and

                        (4) whether any premium taxes are due at the time the
                            death benefit is paid.

BASIC DEATH
BENEFIT
                      If any Annuitant dies before their sixth contract anniversary, the unadjusted death benefit will be equal to the greater of:

                        (1) premium payments made, less any partial surrenders
                            taken (including any surrender charges and premium taxes assessed) calculated as of the Valuation Day we receive due proof of death; and

                        (2) the Contract Value as of the date of the
                            Annuitant's death.

                      If any Annuitant is age 80 or younger on the date the contract is issued and he or she dies after the sixth contract anniversary, the unadjusted death benefit will be the greatest of:

                        (1) the greater sum of (a) and (b), where:

                            (a) the Contract Value as of the end of any
                                six-year period; and

                            (b) is any premium payments made after that
                                six-year period.

                            The sum of (a) and (b) is reduced for an adjustment due to any partial surrenders taken since the applicable six-year period; and

                        (2) The Contract Value as of the date of the
                            Annuitant's death.

                      If any Annuitant is age 81 or older on the date the contract is issued and he or she dies after the sixth contract anniversary, the unadjusted death benefit will be the greater of:

                        (1) premium payments made, less any partial surrenders
                            taken (including any surrender charges and premium taxes assessed) calculated as of the Valuation Day we receive due proof of death; and

                        (2) the Contract Value as of the date of the
                            Annuitant's death.

                      The first six-year period begins on the date the contract is issued and ends on the sixth contract anniversary. The second six-year period begins on the first Valuation Day after the sixth contract anniversary and ends on the twelfth contract anniversary and so on.

                      We will adjust the death benefit for partial surrenders in the same proportion as the percentage that the partial surrender (including surrender charges and premium taxes assessed) reduces the Contract Value. Premium tax may also be taken on any death benefit. If premium tax is taken, the amount of the death benefit will be reduced by the amount of the premium tax.

                      Please refer to Appendix B in this prospectus for an example of the death benefit calculation.

OPTIONAL
GUARANTEED
MINIMUM DEATH
BENEFIT
                      The Optional Guaranteed Minimum Death Benefit is available to contracts with an Annuitant age 75 or younger at the time the contract is issued. If the owner elects the Guaranteed Minimum Death Benefit at the time of application, upon the death of the Annuitant, we will pay to the designated beneficiary, the greater of:

                        (1) the Basic Death Benefit; and

                        (2) the Guaranteed Minimum Death Benefit.

                      The Guaranteed Minimum Death Benefit may also be referenced in our marketing materials as the "Six Percent EstateProtector/SM/."

                      If the Annuitant dies on the first Valuation Day, the Guaranteed Minimum Death Benefit will be equal to the premium payments received.

                      If the Annuitant dies after the first Valuation Day, then at the end of each Valuation Period until the contract anniversary on which the Annuitant attains age 80, the Guaranteed Minimum Death Benefit equals the lesser of (a) and (b), where:

                        (a) is the total of all premium payments received,
                            multiplied by two, adjusted for any partial surrenders taken (including any surrender charges and premium taxes assessed) prior to or during that Valuation Period; and

                        (b) is the Guaranteed Minimum Death Benefit of the
                            preceding Valuation Period, with assets in the Subaccounts increased by an effective annual rate of 6% (an "increase factor"); this does not include assets allocated to the Subaccount investing in the available GE Investments Funds, Inc. -- Money Market Fund; plus any additional premium payments we received during the current Valuation Period, adjusted for any partial surrenders taken (including any surrender charges and premium taxes assessed) during the current Valuation Period.

                      We will adjust the Guaranteed Minimum Death Benefit for partial surrenders proportionally by the same percentage that the partial surrender (including any applicable surrender charges and premium taxes assessed) reduces the Contract Value.

                      For assets in the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund, the increase factor is equal to the lesser of:

                        (1) the net investment factor of the Subaccount for
                            Valuation Period, minus one; and

                        (2) a factor for the Valuation Period equivalent to an
                            effective annual rate of 6%.

                      For assets allocated to the Guarantee Account, the increase factor is equal to the lesser of:

                        (1) the factor for the Valuation Period equivalent to
                            the credited rate(s) applicable to such
                            allocations; and

                        (2) a factor for the Valuation Period equivalent to an
                            effective annual rate of 6%.

                      After the Annuitant attains age 80, the increase factor will be zero (0). The Guaranteed Minimum Death Benefit is effective on the date the contract is issued (unless another effective date is shown on the contract data page) and will remain in effect while the contract is in force and before income payments begin, or until the contract anniversary following the date we receive your written request to terminate the benefit. If we receive your request to terminate the benefit within 30 days following any contract anniversary, we will terminate the Guaranteed Minimum Death Benefit as of that contract anniversary.

                      We charge you for the Guaranteed Minimum Death Benefit. We deduct this charge against the Contract Value at each contract anniversary after the first contract anniversary and at the time you fully surrender the contract. At full surrender, we will charge you a pro-rata portion of the annual charge. Currently, this charge is equal to an annual rate of 0.25% of your prior contract year's average Guaranteed Minimum Death Benefit. We guarantee that this charge will not exceed an annual rate of 0.35% of your prior contract year's average Guaranteed Minimum Death Benefit. The rate charged to your contract will be fixed at the time your contract is issued.

                      The Guaranteed Minimum Death Benefit option may not be available in all states or markets.

OPTIONAL DEATH
BENEFIT
                      The Optional Death Benefit may also be referred to in our marketing materials as the "Annual EstateProtector/SM/."

                      If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies before his or her first anniversary, the unadjusted death benefit will be equal to the greater of:

                        (1) the Contract Value as of the date we receive due
                            proof of death; and

                        (2) premium payments received, reduced for an
                            adjustment due to any partial surrenders taken (including any surrender charges and premium taxes assessed).

                      If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies after his or her first contract anniversary, the unadjusted death benefit will be equal to the greater of:

                        (1) The greatest sum of (a) and (b), where:

                            (a) is the Contract Value on any contract
                                anniversary; and

                            (b) is premium payments received after such
                                contract anniversary.

                            The sum of (a) and (b) above is reduced for an adjustment due to any partial surrenders (including any surrender charges and premium taxes assessed) taken since the applicable contract anniversary.

                        (2) the Contract Value as of the date we receive due
                            proof of death.

                      If the Annuitant is age 81 or older on the date the contract is issued, the unadjusted death benefit will be equal to the greater of:

                        (1) the Contract Value as of the date we receive due
                            proof of death; and

                        (2) premium payments received, reduced for an
                            adjustment due to any partial surrenders (including any surrender charges and premium taxes assessed).

                      We will adjust the death benefit for partial surrenders (including any surrender charges and premium taxes assessed) in the same proportion as the percentage that the partial surrender (including any surrender charges and premium taxes assessed) reduces your Contract Value. Premium tax may also be taken on any death benefit. If premium tax is taken, the amount of the death benefit will be reduced by the amount of the premium tax.

                      We charge you for this benefit. This charge will not exceed 0.25% of your Contract Value at the time of the deduction.

OPTIONAL
ENHANCED
DEATH BENEFIT
                      The Optional Enhanced Death Benefit (which may be referred to as "Earnings Protector" in our marketing materials) adds an extra feature to our Basic Death Benefit and, if applicable, the Optional Guaranteed Minimum Death Benefit.

                      You may only elect the Optional Enhanced Death Benefit at the time of application. Once elected, the benefit will remain in effect while your contract is in force until income payments begin. You cannot otherwise terminate this benefit.

                      We charge you an additional amount for the Optional Enhanced Death Benefit. Currently, this amount is an annual rate of 0.20% of the average of:

                        (1) your Contract Value at the beginning of the
                            previous contract year; and

                        (2) your Contract Value at the end of the previous
                            contract year.

                      The charge for the Optional Enhanced Death Benefit is taken on each contract anniversary. We guarantee that this charge will not exceed an annual rate of 0.35% of your average Contract Value, as described above. The rate that applies to your contract will be fixed at issue. See the "Charges for the Optional Enhanced Death Benefit" provision.

                      The Optional Enhanced Death Benefit may not be available in all states or markets. In addition, to be eligible for this rider, the Annuitant cannot be older than age 75 at the time of issue unless we approve a different age.

                      The Optional Enhanced Death Benefit varies based on the age of the Annuitant at issue. Your Optional Enhanced Death Benefit will never be less than zero.

                      If the Annuitant is age 70 or younger at the date the contract is issued, the Optional Enhanced Death Benefit equals 40% of (a) minus (b), where:

                        (a) is your Contract Value as of the date we receive
                            due proof of death; and

                        (b) is premiums paid, not previously surrendered.

                      This death benefit cannot exceed 70% of premiums paid adjusted for partial surrenders. Premiums, other than the initial premium, paid within 12 months of death are not included in this calculation.

                      If the Annuitant is older than age 70 at the time the contract is issued, the Optional Enhanced Death Benefit equals 25% of (a) minus (b), where:

                        (a) is your Contract Value on the date we receive due
                            proof of death; and

                        (b) premiums paid, not previously surrendered.

                      This death benefit cannot exceed 40% of premiums paid, adjusted for partial surrenders. Premiums, other than the initial premium, paid within 12 months of death are not included in this calculation.

                      Under both age scenarios listed above, we take partial surrenders first from gain and then from premiums paid. For purposes of this benefit, we calculate gain as (a) plus (b) minus (c) minus (d), but not less than zero, where:

                        (a) is your Contract Value on the date we receive your
                            partial surrender request;

                        (b) is the total of any partial surrenders, excluding
                            surrender charges, previously taken;

                        (c) is the total of premiums paid; and

                        (d) is the total of any gain previously surrendered.

                      Please refer to Appendix B for an example of the Optional Enhanced Death Benefit calculation.

                      There are important things you should consider before you purchase the Optional Enhanced Death Benefit. These include:

                         . The Optional Enhanced Death Benefit does not
                           guarantee that a benefit will become payable at death. Market declines resulting in your Contract Value being less than your premiums paid and not previously surrendered may result in no Enhanced Death Benefit being payable.

                         . Once you purchase the Optional Enhanced Death
                           Benefit, you cannot cancel it. This means that regardless of any changes in your circumstances, we will continue to assess the charges for the Optional Enhanced Death Benefit.

                         . Please take advantage of the guidance of a qualified
                           financial adviser in evaluating the Optional
                           Enhanced Death Benefit option, as well as the other aspects of the contract.

WHEN WE
CALCULATE THE
DEATH BENEFIT
                      We will calculate the Basic Death Benefit, Optional Guaranteed Minimum Death Benefit, Optional Death Benefit and Optional Enhanced Death Benefit on the date we receive due proof of death at our Home Office. Until we receive complete written instructions satisfactory to us from the beneficiary, the calculated death benefit will remain allocated to the Separate Account and/or the Guarantee Account in accordance with your last instructions. This means that the calculated death benefit will fluctuate with the performance of the Subaccounts in which you are invested.

DEATH OF AN
OWNER OR JOINT
OWNER BEFORE THE
MATURITY DATE
                      In certain circumstances, Federal tax law requires that distributions be made under this contract upon the first death of:

                         . an owner or joint owner; or

                         . the Annuitant, if the owner is a non-natural entity
                           (such as a trust or corporation).

                      At the death of any owner (or Annuitant, if the owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

                        (1) the owner or joint owners;

                        (2) the primary beneficiary;

                        (3) the contingent beneficiary; or

                        (4) the owner's estate.

                      We then will treat the designated beneficiary as the sole owner of the contract. If there is more than one designated beneficiary, we will treat each one separately in applying the tax law's rules described below.

                      Distribution Rules:   Distributions required by Federal
                      tax law differ depending on whether the designated beneficiary is the spouse of the deceased owner (or the spouse of the deceased Annuitant, if the contract is owned by a non-natural entity).

                         . Spouses -- If the designated beneficiary is the
                           spouse of the deceased, the spouse may continue the contract as the new owner. If the deceased was the Annuitant and there is no surviving contingent Annuitant, the spouse will automatically become the new Annuitant. At the death of the spouse, this provision may not be used again, even if the spouse remarries. In such case, the entire interest in the contract will be paid within 5 years of such spouse's death to the beneficiary named by the spouse. If no beneficiary is named, such payment will be made to the spouse's estate. The amount payable will be equal to the death benefit on the date we receive due proof of the Annuitant's death. Any increase in the Contract Value will be allocated to the Subaccounts and/or the Guarantee Account using the premium allocation in effect at that time. Any death benefit payable subsequently (at the death of the new Annuitant) will be calculated as if the spouse had purchased a contract for the new Contract Value on the date we received due proof of death.
                           Any death benefit will be based on the new
                           Annuitant's age as of the date we receive due proof of death of the original owner, rather than the age of the previously deceased Annuitant. All other provisions will continue as if the spouse had purchased the contract on the original Contract Date.

                         . Non-Spouses -- If the designated beneficiary is not
                           the spouse of the deceased person, this contract cannot be continued indefinitely. Instead, upon the death of any owner (or Annuitant, if any owner is a non-natural entity), payments must be made to (or for the benefit of) the designated beneficiary under one of the following payment choices:

                            (1) receive the Surrender Value in one lump sum
                                payment upon receipt of due proof of death (see the "Requesting Payments" provision);

                            (2) receive the Surrender Value at any time during
                                the five year period following the date of death. At the end of the five year period, we will pay in a lump sum payment any Surrender Value still remaining; or

                            (3) apply the Surrender Value to provide a monthly
                                income benefit under Optional Payment Plan 1 or 2 (for a period of 5 or more years). The first monthly income benefit payment must be made no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy.

                      If no choice is made by the designated beneficiary within 30 days following receipt of due proof of death, we will pay the Surrender Value within 5 years of the date of death. Due proof of death must be provided within 90 days of the date of death. We will not accept any premium payments after the non-spouse's death. If the designated beneficiary dies before the entire Surrender Value has been distributed, we will pay in a lump sum any Surrender Value still remaining to the person named by the designated beneficiary. If no person is so named, we will pay the designated beneficiary's estate.

                      Under payment choice 1 or 2, the contract will terminate upon payment of the entire Surrender Value. Under payment choice 3, this contract will terminate when we apply the Surrender Value to provide a monthly income benefit.

                      Amount of the proceeds: The proceeds we pay will vary, in part, based on the person who dies, as shown below:

                                                        Amount of
                        Person Who Died               Proceeds Paid
            --------------------------------------------------------
            Owner or Joint Owner                     Surrender Value
            (who is not the Annuitant)
            --------------------------------------------------------
            Owner or Joint Owner                     Death Benefit
            (who is the Annuitant)
            --------------------------------------------------------
            Annuitant                                Death Benefit
            --------------------------------------------------------

                      Upon receipt of due proof of death, the designated beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed above.

DEATH OF OWNER,
JOINT OWNER, OR
ANNUITANT AFTER
INCOME PAYMENTS
BEGIN
                      After income payments begin, if an owner, joint owner, Annuitant or designated beneficiary dies while the contract is in force, payments that are already being made under the contract will be made at least as rapidly as under the method of distribution in effect at the time of death, notwithstanding any other provision in the contract.

Income Payments

                      The Maturity Date is the date income payments begin, provided the Annuitant is still living on that date. A Maturity Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences. See the "Federal Tax Matters" provision of this prospectus. The Maturity Date may be changed in one year increments up until the time income payments begin. You may change the Maturity Date to any date at least 10 years after the date of the last premium payment and within one year of the last Maturity Date. To change the Maturity Date, send a written notice to our Home Office before the Maturity Date then in effect. We reserve the right to establish a maximum Maturity Date. If you change the Maturity Date, the Maturity Date will mean the new Maturity Date you selected. Contracts issued to qualified retirement plans provide for income payments to start at the date and under the option specified by the plan.

                      We will pay a monthly income benefit to the owner beginning on the Maturity Date provided the Annuitant is still living. We will pay the monthly income benefit in the form of a Life Income with 10 Years Certain plan, using the gender and settlement age of the Annuitant instead of the payee, unless you make another election as described below. As described in your contract, the settlement age may be less than the Annuitant's age. This means that payments may be lower than they would have been without the adjustment. You may also choose to receive the Surrender Value of your contract on the date immediately preceding the Maturity Date in a lump sum, in which case, we will cancel the contract. See the "Requesting Payments" provision in this prospectus.

                      Payments will continue for the life of the Annuitant under the Life Income with 10 Years Certain plan, if he or she lives longer than 10 years. If the Annuitant dies before the end of 10 years, we will discount the remaining payments for the 10 year period at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay this discounted amount in a lump sum.

                      The contract provides optional forms of income payments, each of which is payable on a fixed basis. Optional Payment Plans 1 and 5 also are available on a variable basis.

                      If you elect fixed income payments, the guaranteed amount payable will earn interest at a minimum rate of 3% compounded yearly. We may increase the interest rate which will increase the amount we pay to you or the payee.

                      If you elect variable income payments, the dollar amount of the first variable income payment will depend on the annuity purchase rates described in your contract for the optional payment plan you choose. These rates vary based on the Annuitant's settlement age and gender, and upon the settlement age and gender of a second person you designate (if applicable). Under such tables, the longer the life expectancy of the Annuitant or the longer the period for which we guarantee to make payments under the option, the smaller the amount the first variable income payment will be. After your first income payment, the dollar amount of your income payments will vary based on the investment performance of the Subaccount(s) in which you invest and the contract's assumed interest rate.

                      The assumed interest rate is an assumption we make regarding the investment performance of the Portfolios you select. This rate is simply the total return, after expenses, you need to keep your variable income payment level. We assume an effective annual rate of 3%. This means that if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is less than 3%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is greater than 3%, then the dollar amount of your income payments will increase.

                      We will make income payments monthly unless you elect to receive payments quarterly, semi-annually or annually. Under the monthly income benefit and all of the optional payment plans, if any payment made more frequently than annually would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the Surrender Value in a lump sum. See the "Requesting Payments" provision. Upon making such a payment, we will have no future obligation under the contract.

                      The amount of your income payments will depend on four things:

                         . Your Surrender Value on the Valuation Day
                           immediately preceding your Maturity Date;

                         . The settlement age on the Maturity Date, and if
                           applicable, the gender of the Annuitant;

                         . The specific payment plan you choose; and

                         . If you elect variable income payments, the
                           investment performance of the Portfolios selected.

                      As provided in your contract, we may adjust the age used to determine income payments and we may deduct premium taxes from your payments.

OPTIONAL
PAYMENT PLANS
                      The following Optional Payment Plans are available under the contract:

                          Plan 1 -- Life Income with Period Certain. This option guarantees periodic monthly payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

                          Plan 2 -- Income for a Fixed Period. This option provides for periodic payments to be made for a fixed period not longer than 30 years. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

                          Plan 3 -- Income of a Definite Amount. This option provides periodic payments of a definite amount to be paid. Payments can be made annually, semi-annually, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in a lump sum to the payee's estate, unless otherwise provided.

                          Plan 4 -- Interest Income. This option provides for periodic payments of interest earned from the proceeds left with us. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in a lump sum to the payee's estate, unless otherwise provided. This plan is not available to contracts issued as Qualified Contracts.

                          Plan 5 -- Joint Life and Survivor Income. This option provides for us to make monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the survivor's estate, unless otherwise provided.

                      If the payee is not a natural person, our consent must be obtained before selecting an optional payment plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death, on surrender, or on the Maturity Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

                      All payments under Optional Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If payments under Optional Payment Plans 2, 3 or 4 are variable income payments, and a request for redemption is received in good order, the payment will be made within seven days in accordance with the "Surrenders and Partial Surrenders" provision. If payments under Optional Payment Plans 2,3 or 4 are fixed income payments, and a request for redemption is received in good order, the payment will generally be made within seven days, however, some states require us to reserve the right to defer payments from the Guarantee Account for up to six months from the date we receive the request for payment.

VARIABLE INCOME
PAYMENTS
                      The monthly amount of your first variable income payment will equal your Surrender Value on the Valuation Day immediately preceding your Maturity Date multiplied by the monthly payment rate for the payment plan you choose (at an assumed interest rate of 3%), divided by 1,000. We determine subsequent payments based on Annuity Units.

                      On the Maturity Date, we determine the number of Annuity Units for each Subaccount. This number will not change unless you make a transfer. On the Maturity Date, the number of Annuity Units for a Subaccount is the portion of the first payment from that Subaccount divided by the Annuity Unit value for that Subaccount on the day the first payment is due. Each subsequent variable income payment will equal the sum of payments for each Subaccount. The payment for a Subaccount is the number of Annuity Units for that Subaccount times the Annuity Unit value for that Subaccount seven days before the monthly anniversary of the Maturity Date.

                      Following the Maturity Date, the Annuity Unit value of each Subaccount for any Valuation Period will equal the Annuity Unit value for the preceding Valuation Period multiplied by the product of (a) and (b), where:

                        (a) is the net investment factor for the Valuation
                            Period for which we are calculating the Annuity Unit value; and

                        (b) is an assumed interest rate factor equal to
                            .99991902 raised to a power equal to the number of days in the Valuation Period.

                      The assumed interest rate factor in (b) above is the daily equivalent of dividing by one plus the assumed investment interest rate of 3%. We may offer a plan that has a different assumed investment interest rate. If we do, the assumed interest rate factor we use in (b) above would change.

TRANSFERS
AFTER THE
MATURITY DATE
                      If we are making variable income payments, the payee may change the Subaccounts from which we are making the payments once each calendar year. The transfer will be effective as of the end of the Valuation Period during which we receive written request at our Home Office. However, we reserve the right to limit the number of transfers if necessary for the contract to continue to be treated as an annuity under the Code. We also reserve the right to refuse to execute any transfer if any of the Subaccounts that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Annuity Unit values. If the number of Annuity Units remaining in a Subaccount after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer. We will not allow a transfer into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer. We will not charge for transfers made after the Maturity Date.

                      We do not permit transfers between the Subaccounts and the Guarantee Account after the Maturity Date. We also do not permit transfers in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period.

Federal Tax Matters

INTRODUCTION
                      This part of the prospectus discusses the Federal income tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

                      This discussion does not address all of the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

TAXATION OF
NON-QUALIFIED
CONTRACTS
                      This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

                      Tax deferral on earnings. The Federal income tax law generally does not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

                         . an individual must own the contract (or the tax law
                           must treat the contract as owned by an individual);

                         . the investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations;

                         . the owner's right to choose particular investments
                           for a contract must be limited; and

                         . the contract's Maturity Date must not occur near the
                           end of the Annuitant's life expectancy.

                      Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in Contract Value. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract's earnings.

                      There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

                      In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the non-natural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

                      Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

                      Although we do not control the investments of all of the Funds, we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which an owner can direct the investment of assets. In some circumstances, owners of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contract, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets. However, there is no assurance such efforts would be successful.

                      Age at which income payments must begin. Federal income tax rules do not expressly identify a particular age by which income payments must begin. However, those rules do require that an annuity contract provide for amortization, through income payments, of the contract's premiums paid and earnings. If income payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

                      No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

                      Partial and full surrenders. A partial surrender occurs when you receive less than the total amount of the Surrender Value. In the case of a partial surrender, you will pay tax on the amount you receive to the extent your Contract Value before the partial surrender exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

                      A full surrender occurs when you receive the total amount of the Surrender Value. In the case of a full surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

                      Your "investment in the contract" generally equals the total of your premium payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

                      Your contract imposes charges relating to the death benefit, including any death benefit received due to an optional rider. It is possible that all or a portion of these charges could be treated as a partial surrender(s) from the contract.

                      In the case of Systematic Withdrawals, the amount of each Systematic Withdrawal should be considered a distribution and taxed in the same manner as a partial surrender from the contract.

                      Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a partial surrender of such amount or portion.

                      Gifting a contract. If you transfer ownership of your contract -- without receiving a payment equal to your Contract Value -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract." In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

                      Taxation of income payments. The Code imposes tax on a portion of each income payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your income payment.

                      Pursuant to the Code, you will pay tax on the full amount of your income payments once you have recovered the total amount of the "investment in the contract." If income payments cease because of the death of the Annuitant and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

                      If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Optional Payment Plan 3 depending on the relationship of the amount of the periodic payments to the period over which they are paid.

                      Taxation of the death benefits. We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, joint owner, or Annuitant dies before or after the Maturity Date.

                      Taxation of Death Benefit if Paid Before the Maturity
                      Date.

                         . The death benefit is taxed in the same manner as a
                           income payments if received under an optional payment plan.

                         . If not received under an optional payment plan, the
                           death benefit is taxed in the same manner as a surrender or a partial surrender, depending on the manner in which the death benefit is paid.

                      Taxation of Death Benefit if Paid After the Maturity Date.

                         . The death benefit is includible in income to the
                           extent that it exceeds the unrecovered "investment in the contract."

                      Penalty taxes payable on partial surrenders, surrenders, or income payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial and total surrenders, or income payments that:

                         . you receive on or after you reach age 59 1/2;

                         . you receive because you became disabled (as defined
                           in the tax law);

                         . a beneficiary receives on or after the death of an
                           owner; or

                         . you receive as a series of substantially equal
                           periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

                      It is uncertain whether Systematic Withdrawals will qualify for this last exception. If they do, any modification of the Systematic Withdrawals, including additional partial surrenders apart from the Systematic Withdrawals, could result in certain adverse tax consequences. In addition, transfers among the Subaccounts may result in payments not qualifying for this exception.

                      Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an income payment, a full surrender, or a partial surrender that you must include in income. For example:

                         . if you purchase a contract described by this
                           prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

                         . if you purchase two or more deferred annuity
                           contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

                      The effects of such aggregation are not clear. However, it could affect:

                         . the amount of a surrender or an income payment that
                           you must include in income; and

                         . the amount that might be subject to a penalty tax.

SECTION 1035
EXCHANGES
                      Under Section 1035 of the Code, the exchange of one annuity contract for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

                      Under the death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option generally will not qualify as a tax-free exchange under Section 1035.

QUALIFIED
RETIREMENT
PLANS
                      We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We may not offer all of the types of Qualified Contracts described herein, in the future. Prospective purchasers should contact our Home Office for information on the availability of Qualified Contracts at any given time.

                      The Federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

                      The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefits, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

                      Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

                         . Traditional Individual Retirement Accounts (IRAs)
                           permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions
                           (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

                         . Roth IRAs permit certain eligible individuals to
                           make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2

                           (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

                         . Corporate pension and profit-sharing plans under
                           Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

                         . 403(b) Plans allow employees of certain tax-exempt
                           organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.

                      Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

                      Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting; funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; reporting and disclosure.

                      In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

                      If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

                      Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or other plan fiduciaries to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

                      IRA's and Roth IRA's. The Code permits individuals to make annual contributions to IRA's of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The Code also permits certain eligible individuals to contribute to make non-deductible contributions to a Roth IRS in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

                      The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in this contract comports with IRA qualification requirements.

                      You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions.

                      The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, described in this prospectus, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SEPs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA or a SEP could disqualify a contract and result in increased taxes to the owner.

                      It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified retirement plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

                      Treatment of Qualified Contracts compared with Non-Qualified Contracts. Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

                         . the Code generally does not impose tax on the
                           earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

                         . the Code does not limit the amount of premium
                           payments and the time at which premium payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of premium payments made to Qualified Contracts;

                         . the Code does not allow a deduction for premium
                           payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for premium payments made to a Qualified Contract;

                         . Under most qualified retirement plans, the owner
                           must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2 for Traditional IRAs and SEPs and April 1 of the calendar year following the later of the calendar year in which the employee (except for a 5 percent owner) retires or attains age 70 1/2 for other Qualified Contracts. Roth IRAs do not require any distributions during the owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

                      The Federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of premium payments that can be made, and the tax deduction or exclusion that may be allowed for the premium payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.

                      Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Premium payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

                      Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial surrender, surrender, or income payment:

                         . received on or after the owner reaches age 59 1/2;

                         . received on or after the owner's death or because of
                           the owner's disability (as defined in the tax law);

                         . received as a series of substantially equal periodic
                           payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

                         . received as reimbursement for certain amounts paid
                           for medical care.

                      These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

                      Moving money from one Qualified Contract or qualified
                      retirement plan to another.   Rollovers and
                      transfers: In many circumstances, you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting for the first time the rollover of your after-tax contributions, for distributions made between 2002 and 2011. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan.

                      Direct rollovers: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

                      Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

FEDERAL
INCOME TAX
WITHHOLDING
                      We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a partial or total surrender, or income payment, we will send you forms that explain the withholding requirements.

STATE
INCOME TAX
WITHHOLDING
                      If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF
THE COMPANY
                      Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate

                      Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN
THE LAW
                      This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting Payments

                      To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial surrender or full surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We will also ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from receipt of due proof of death and all required forms. We will determine payment amounts as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms.

                      In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:

                        (1) to your designated beneficiary directly in the form
                            of a check; or

                        (2) by establishing an interest bearing account, called
                            the "Secure Access Account," for the designated beneficiary, in the amount of the death benefit.

                      When establishing the Secure Access Account we will send the designated beneficiary a checkbook within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the Secure Access Account.

                      We will delay making a payment from the Subaccount or applying Subaccount Value to a payment plan if:

                        (1) the disposal or valuation of the Subaccount is not
                            reasonably practicable because:

                             . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Subaccount's assets is not reasonably practicable);

                             . the New York Stock Exchange is closed for other than a regular holiday or weekend;

                             .  trading is restricted by the SEC; or

                        (2) the SEC, by order, permits postponement of payment
                            to protect our owners.

                      State law requires that we reserve the right to defer payments from the Guarantee Account for a surrender or partial surrender for up to six months from the date we receive your payment request. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

                      If mandated under applicable law, we may be required to reject a premium payment and/or block an owner's account and thereby refuse any requests for transfers, partial withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

Distribution of the Contracts

                      We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana as Genworth Financial Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts. The contracts are no longer issued for new sales, although new premium payments may be made by existing contract owners under the terms of the contract. Capital Brokerage Corporation is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905

                      Capital Brokerage Corporation was organized as a corporation under the laws of the State of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commission in the states in which it operates and is a member of the NASD.

                      Capital Brokerage Corporation offered the contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

                      Capital Brokerage Corporation also entered into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts (although these contracts are no longer offered for new sales). The registered representatives of the selling firms were (and still may be) registered with the NASD and the states in which they do business, are (or were when the contracts were sold) licensed as insurance agents in the state in which they do business and are (or were when the contracts were sold) appointed with us.

                      When the contracts were sold, we paid compensation to Capital Brokerage Corporation. This compensation consisted of a sales commission to both the wholesaler of Capital Brokerage Corporation and the brokerage firm of the registered representative who sold you your contract. The maximum commission paid to Capital Brokerage Corporation for this aggregate compensation was 8.0% of your aggregate premium payments. Compensation may still be paid for any subsequent premium payments received.

                      The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the contracts), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your contract is employed ("selling firms"), and an amount paid to the selling firm for marketing allowances. Wholesalers with Capital Brokerage Corporation receive a maximum commission of 0.5% of premium payments.

                      After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 6.5% of premium payments is paid to the selling firm. The exact amount of commission paid to the registered representative who sold you your contract is determined by the brokerage firm for whom the representative is employed.

                      All selling firms receive commissions as described above based on the sale and receipt of premium payments on the contract. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid is 1.0% of premium payments received.

                      We do not offer this contract for new sales. Therefore, we do not offer sales incentives and other special promotions for the sale of this product.

                      Commissions paid on premium payments received from the contracts are not charged directly to you or against your Contract Value, but indirectly through fees and charges imposed under the contracts.

                      All commissions paid come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract does not vary as a result of such payments to such selling firms.

                      During 2005, 2004 and 2003, $62.0 million, $83.3 million
                      and $123.3 million, respectively, was paid to Capital Brokerage Corporation for new premium payments received. In 2005, 2004 and 2003, no underwriting commissions were paid to Capital Brokerage Corporation.

Additional Information

OWNER
QUESTIONS
                      The obligations to owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

RETURN
PRIVILEGE
                      Within 10 days after you receive the contract (or such longer period as may be required by applicable law), you may cancel it for any reason by delivering or mailing it postage prepaid, to:

                             Genworth Life and Annuity Insurance Company
                                        Annuity New Business
                                       6610 West Broad Street
                                      Richmond, Virginia 23230

                      If you cancel your contract, it will be void. Unless state law requires that we return your purchase payments, the amount of the refund you receive will equal the Contract Value as of the Valuation Day our Home Office receives the returned contract plus any adjustments required by applicable law or regulation on the date we receive the contract, but without reduction for any surrender charge. If state law requires that we return your premium payments, the amount of the refund will equal the premium payments made less any partial surrenders you have previously taken. In certain states, you may have more than 10 days to return the contract for a refund.

STATE
REGULATION
                      As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

                      Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF
DEATH, AGE,
GENDER OR
SURVIVAL
                      We may require proof of the age, gender or survival of any person or persons before acting on any applicable contract provision.


RECORDS AND
REPORTS
                      As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in each Subaccount and the Guarantee Account. The report also will show premium payments and charges made during the statement period. We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, you will receive a written confirmation when you make premium payments, transfers, or take partial surrenders.

OTHER
INFORMATION
                      We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

LEGAL
PROCEEDINGS
                      We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers and breaching fiduciary or other duties to customers. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. We are also subject to various regulatory inquiries, such as information requests, subpoenas and books and record examinations, from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

                      Recently, the insurance industry has become the focus of increased scrutiny by regulatory and law enforcement authorities concerning certain practices within the insurance industry. In this regard, in May 2005, we received a subpoena from the Northeast Regional Office of the SEC, requiring the production of documents related to "certain loss mitigation insurance products," such as finite reinsurance. We responded to the SEC's subpoena in June and July 2005. Additionally, in May and June 2005, we received information requests from the State of Delaware Department of Insurance and the State of Connecticut Insurance Department on the same general subject, to which we responded. In 2005, GE received a subpoena from the United States Attorney's Office for the Southern District of New York, also on the same general subject. In the subpoena, GE is defined as including, among other things, its subsidiaries and affiliates. We cooperated with GE in connection with GE's response to the subpoena.

                      Although we do not believe that the current investigations and proceedings will have a material adverse effect on our business, financial condition or results of operations, we cannot assure you that this will be the case. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In any event, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operation.

                      Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the Separate Account.

                      Although it is not anticipated that these developments will have an adverse impact on us, the Separate Account or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

Appendix A

Contract Form P1143 4/94

                      The purpose of this Appendix A is to show certain benefits for contracts issued on contract Form P1143 4/94.

DEATH BENEFIT
AT DEATH OF
ANNUITANT
                      For contracts issued prior to May 1, 1997 (or prior to the date contract changes were approved by the applicable state regulations), the following Basic Death Benefit applies.

                      If the Annuitant is age 80 or younger on the date the contract is issued, and he or she dies prior to the Maturity Date while the contract is in force, the designated beneficiary may elect a death benefit within 90 days of the date of such death.

BASIC DEATH
BENEFIT
                      The Basic Death Benefit varies based on:

                        (1) the Annuitant's age on the date the contract is
                            issued;

                        (2) the Annuitant's age on the date of his or her death;

                        (3) the number of contract years that elapse from the
                            date the contract is issued until the date of the Annuitant's death; and

                        (4) whether any premium taxes are due at the time the
                            death benefit is paid.

                      If any Annuitant dies before their sixth contract anniversary, the death benefit will be equal to the greater of:

                        (1) premium payments made, less any partial surrenders
                            taken (including any surrender charges and any premium taxes assessed); and

                        (2) the Contract Value as of the date we receive due
                            proof of the Annuitant's death.

                      If any Annuitant is age 80 or younger on the date the contract is issued and he or she dies after the sixth contract anniversary, the death benefit will be the greatest of:

                        (1) the greatest sum of (a) and (b) where:

                            (a) is the Contract Value as of the end of any
                                six-year period; and

                            (b) is any premium payments made after that
                                six-year period.

                            The sum of (a) and (b) is reduced for an adjustment due to any partial surrenders taken since the applicable six-year period; and

                        (2) the Contract Value as of the date we receive due
                            proof of the Annuitant's death.

                      If any Annuitant is age 81 or older on the date the contract is issued and he or she dies after the sixth contract anniversary, the death benefit will be the greater of:

                        (1) premium payments made, less any partial surrenders
                            taken (including any surrender charges and any premium taxes assessed); and

                        (2) the Contract Value as of the date we receive due
                            proof of the Annuitant's death.

                      For contracts issued on or after the later of May 1, 1997, or the date on which applicable state insurance authorities approve such changes, the following Basic Death Benefit Applies:

BASIC DEATH
BENEFIT
                      The death benefit varies based on:

                        (1) the Annuitant's age on the date the contract is
                            issued;

                        (2) the Annuitant's age on the date of his or her death;

                        (3) the number of contract years that elapse from the
                            date the contract is issued until the date of the Annuitant's death; and

                        (4) whether any premium taxes are due at the time the
                            death benefit is paid.

                      If any Annuitant dies before their sixth contract anniversary, the death benefit will be equal to the greater of:

                        (1) premium payments made, less any partial surrenders
                            taken (including any surrender charges and any premium taxes assessed); and

                        (2) the Contract Value as of the date we receive due
                            proof of the Annuitant's death.

                      If any Annuitant is age 80 or younger on the date the contract is issued and he or she dies after the sixth contract anniversary, the death benefit will be the greatest of:

                        (1) the greater sum of (a) and (b) where:

                            (a) is the Contract Value as of the end of any
                                six-year period; and

                            (b) is any premium payments made after that
                                six-year period.

                            The sum of (a) and (b) is reduced for an adjustment due to any partial surrenders taken (including any surrender charges and any premium taxes assessed) since the applicable six-year period; and

                        (2) the Contract Value as of the date we receive due
                            proof of the Annuitant's death.

                      If any Annuitant is age 81 or older on the date the contract is issued and he or she dies after the sixth contract anniversary, the death benefit will be the greater of:

                        (1) premium payments made, less any partial surrenders
                            taken (including any surrender charges and any premium taxes assessed); and

                        (2) the Contract Value as of the date we receive due
                            proof of the Annuitant's death.

                      In order to receive the death benefit as stated above, we must be notified of the election to receive the death benefit within 90 days of the Annuitant's death. (This election may not be available in all states.) If notification occurs more than 90 days after the date of the Annuitant's death, we will pay the Surrender Value of the contract. Surrender charges will apply if the designated beneficiary surrenders the contract more than 90 days after the death of the Annuitant, without regard to whether or not the Contract Value has increased or decreased.

OPTIONAL
GUARANTEED
MINIMUM DEATH
BENEFIT
                      If an Annuitant dies before the Maturity Date while the Optional Guaranteed Minimum Death Benefit is in effect, the designated beneficiary may elect the death benefit described below within 90 days of the date of such death. If we pay this death benefit, the contract will terminate, and we will have no further obligation under the contract. The Optional Guaranteed Minimum Death Benefit may not be available in all states or markets.

                      The Optional Guaranteed Minimum Death Benefit is available to contracts with Annuitants age 75 or younger at the time the contract is issued. If the owner elects the Guaranteed Minimum Death Benefit at the time of application, upon the death of the Annuitant, we will pay to the designated beneficiary, the greatest of:

                        (1) the Basic Death Benefit; and

                        (2) the Guaranteed Minimum Death Benefit; and

                        (3) the Contract Value as of the date we receive due
                            proof of the Annuitant's death (or a later date, if you request).

                      The Guaranteed Minimum Death Benefit may also be referenced in our marketing materials as the "Six Percent EstateProtector/SM/."

                      If the Annuitant dies on the first Valuation Day, the Guaranteed Minimum Death Benefit will be equal to the premium payments received.

                      If the Annuitant dies after the first Valuation Day, then at the end of each Valuation Period until the Contract Anniversary on which the Annuitant attains age 80, the Guaranteed Minimum Death Benefit equals the lesser of (a) and (b), where:

                        (a) is the total of all premium payments we receive,
                            multiplied by two, adjusted for any partial surrenders taken prior to or during that Valuation Period; and

                        (b) is the Guaranteed Minimum Death Benefit of the
                            preceding Valuation Period, with assets in the Subaccounts increased by an effective annual rate of 6% (an "increase factor") (this does not include assets allocated to the Subaccount investing in the available GE Investments Funds, Inc. -- Money Market Fund), plus any additional premium payments we received during the current Valuation Period, adjusted for any partial surrenders taken (including any surrender charges and premium taxes assessed) during the current Valuation Period.

                      We will adjust the Guaranteed Minimum Death Benefit for partial surrenders proportionally by the same percentage that the partial surrender (including any surrender charges and any premium taxes assessed) reduces the Contract Value.

                      For assets in the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund, the increase factor is equal to the lesser of:

                        (1) the net investment factor of the Subaccount for
                            Valuation Period, minus one; and

                        (2) a factor for the Valuation Period equivalent to an
                            effective annual rate of 6%.

                      For assets allocated to the Guarantee Account, the increase factor is equal to the lesser of:

                        (1) the factor for the Valuation Period equivalent to
                            the credited rate(s) applicable to such
                            allocations; and

                        (2) a factor for the Valuation Period equivalent to an
                            effective annual rate of 6%.

                      After the Annuitant attains age 80, the increase factor will be zero (0). The Guaranteed Minimum Death Benefit is effective on the Contract Date (unless another effective date is shown on the contract data page) and will remain in effect while the contract is in force and before income payments begin, or until the contract anniversary following the date we receive your written request to terminate the benefit. If we receive your request to terminate the benefit within 30 days following any contract anniversary, we will terminate the Guaranteed Minimum Death Benefit as of that contract anniversary.

                      We charge you for the Guaranteed Minimum Death Benefit. We deduct this charge against the Contract Value at each contract anniversary after the first and at the time you fully surrender the contract. At full surrender, we will charge you a pro-rata portion of the annual charge. Currently, this charge is equal to an annual rate of 0.25% of your prior contract year's average Guaranteed Minimum Death Benefit. We guarantee that this charge will not exceed an annual rate of 0.35% of your prior contract year's average Guaranteed Minimum Death Benefit. The rate charged to your contract will be fixed at the time your contract is issued.

                      The Guaranteed Minimum Death Benefit option may not be available in all states or markets.

OPTIONAL DEATH
BENEFIT
                      The Optional Death Benefit may also be referred to in our marketing materials at the "Annual EstateProtector/SM/". The Optional Death Benefit Rider provides for an annual step-up in the death benefit. If an Annuitant dies before the Maturity Date while the Optional Death Benefit Rider is in effect, the designated beneficiary may elect the death benefit described below within 90 days of the date of such death. If we pay this death benefit, the contract will terminate, and we will have no further obligation under the contract. The Optional Death Benefit Rider may not be available in all states or markets.

                      If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies before his or her first anniversary, the death benefit will be equal to the greater of:

                        (1) your the Contract Value as of the date we receive
                            due proof of death; and

                        (2) premium payments received, reduced for an
                            adjustment due to any partial surrenders taken (including any surrender charges and any premium taxes assessed).

                      If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies after his or her first contract anniversary, the death benefit will be equal to the greatest of:

                        (1) The greatest sum of (a) and (b), where:

                            (a) is the Contract Value on any contract
                                anniversary occurring prior to the Annuitant's 80th birthday; and

                            (b) is premium payments received after such
                                contract anniversary.

                            The sum of (a) and (b) above is reduced for an adjustment due to any partial surrenders taken (including any surrender charges and any premium taxes assessed) since the applicable contract anniversary.

                        (2) your Contract Value as of the date we receive due
                            proof of death; and

                        (3) premium payments received, reduced for an
                            adjustment due to any partial surrenders (including any surrender charges and any premium taxes assessed).

                      If the Annuitant is age 81 or older on the date the contract is issued, the death benefit will be equal to the surrender value as of the date we receive due proof of death.

                      We will adjust the death benefit for partial surrenders (including any surrender charges and premium taxes assessed) in the same proportion as the percentage that the partial surrender (including any surrender charges and any premium taxes assessed) reduces your Contract Value. Premium tax may also be taken on any death benefit. If premium tax is taken, the amount of the death benefit will be reduced by the amount of the premium tax.

                      We charge you for this benefit. This charge will not exceed 0.25% of your Contract Value at the time of the deduction.

SURRENDER
CHARGE
                      For contracts issued prior to May 1, 1998, or prior to the date all necessary endorsements are approved, we deduct surrender charges from the amount surrendered. All or part of the amount surrendered may be subject to a charge. We consider any amount subject to charge a surrender of premium payments. We determine surrender charges using the assumption that premium payments are surrendered on a first-in first-out basis, up to the amount surrendered. For each such premium payment, the charge is a percentage of the premium payment (or portion thereof) surrendered.

REDUCED
CHARGES ON
CERTAIN
SURRENDERS
                      For contracts issued prior to May 1, 1998, or prior to the date all necessary endorsements are approved, if later, no surrender charge applies to the first surrender of the contract year, if the amount surrendered is not more than 10% of the Contract Value at the end of the Valuation Period during which the surrender request is received. If the first surrender of the contract year is a full surrender, or a partial surrender of more than 10% of the Contract Value, no surrender charge will apply to a portion of the amount surrendered equal to 10% of the Contract Value. Any remaining portion of the amount surrendered may be subject to surrender charges, as described above and in the "Surrenders and Partial Surrenders" provision of the prospectus. If the first surrender of the contract year is less than an amount equal to 10% of the Contract Value, you may elect to receive additional partial surrenders without surrender charges until the total amount surrendered during that contract year reaches that amount. For instance, if your Contract Value is $10,000 and you take a partial surrender of $500, you may surrender an additional $500 during that year without surrender charge. The amount subject to charge will not exceed the amount surrendered.

WAIVER OF
SURRENDER
CHARGES IN THE
EVENT OF
HOSPITAL OR
NURSING
FACILITY
CONFINEMENT
                      We will waive surrender charges arising from a full surrender or one or more partial surrenders occurring before income payments begin if:

                         . an Annuitant is or has been confined to a state
                           licensed or legally operated hospital or inpatient nursing facility for at least 30 consecutive days;

                         . such confinement begins at least one year after the
                           contract issue date;

                         . an Annuitant is age 80 or younger on the date the
                           contract is issued; and

                         . we receive the request for the full or partial
                           surrender, together with proof of such confinement at our Home Office, while the Annuitant is confined or within 90 days after discharge from the facility.

                      For purposes of this provision, Annuitant means either the Annuitant, or Joint Annuitant, whichever is applicable.

                      The waiver of surrender charges in the event of hospital or nursing facility confinement may not be available in all states or all markets.

Appendix B

The Death Benefit (Examples for Policy Form P1150)

BASIC DEATH
BENEFIT
EXAMPLE
                      The following example of the Basic Death Benefit is for contracts issued on or after the later of May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications.

                      The purpose of this example is to show how the Basic Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

                      Example:  Assuming an owner:

                        (1) purchases a contract for $100,000;

                        (2) makes no additional purchase payments and takes no
                            partial surrenders;

                        (3) is not subject to premium taxes; and

                        (4) the Annuitant's age is 70 on the date the contract
                            is issued, then:

                   Annuitant's End of Contract  Unadjusted
                       Age      Year   Value   Death Benefit
                   -----------------------------------------
                       71         1   $110,000   $110,000
                       72         2     90,000    100,000
                       73         3     80,000    100,000
                       74         4    120,000    120,000
                       75         5    130,000    130,000
                       76         6    150,000    150,000
                       77         7    160,000    160,000
                       78         8    130,000    150,000
                       79         9     90,000    150,000
                       80        10    170,000    170,000
                       81        11    140,000    150,000
                       82        12    135,000    150,000
                       83        13    120,000    150,000
                   -----------------------------------------

                      Partial surrenders will reduce the Basic Death Benefit by the proportion that the partial surrender (including any applicable surrender charge and any premium tax assessed) reduces the Contract Value. For example:

                             Premium Contract     Basic
                      Date   Payment  Value   Death Benefit
                     --------------------------------------
                     3/31/06 $10,000 $ 10,000    $10,000
                     3/31/14           20,000     20,000
                     3/31/15           14,000     20,000
                     --------------------------------------

                      If a partial surrender of $7,000 is made on March 31, 2015, the Basic Death Benefit immediately after the partial surrender will be $10,000 ($20,000 to $10,000) since the Contract Value is reduced 50% by the partial surrender ($14,000 to $7,000). This is true only if the Basic Death Benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date we receive due proof of death of the Annuitant's death. It also assumes that the Annuitant is younger than age 80 at the time of issue, that no surrender charge applies, and that no premium tax applies to the partial surrender. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

BASIC DEATH
BENEFIT EXAMPLE
                      The following example of the Basic Death Benefit is for contracts issued prior to May 15, 2001 or prior to the date on which state insurance authorities approve applicable contract modifications.

                      Example:  Assuming an owner:

                        (1) purchases a contract for $100,000;

                        (2) makes no additional premium payments and takes no
                            partial surrenders;

                        (3) is not subject to premium taxes; and

                        (4) the Annuitant's age is 80 or younger on the
                            Contract Date, then:

                                  Contract  Unadjusted
                        IssueYear  Value   Death Benefit
                        --------------------------------
                          Issue   $100,000   $100,000
                           1       110,000    110,000
                           2        90,000    100,000
                           3        80,000    100,000
                           4       120,000    120,000
                           5       130,000    130,000
                           6       150,000    150,000
                           7       160,000    160,000
                           8       130,000    150,000
                           9        90,000    150,000
                          10       170,000    170,000
                          11       140,000    150,000
                          12       135,000    150,000
                          13       120,000    150,000
                        --------------------------------

                      The purpose of this example is to show how the unadjusted death benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

                      Partial surrenders will reduce the unadjusted death benefit by the proportion that the partial surrender (including any applicable surrender charge and any applicable premium tax) reduces the Contract Value. For example:

                             Premium Contract  Unadjusted
                      Date   Payment  Value   Death Benefit
                     --------------------------------------
                     3/31/06 $10,000 $10,000     $10,000
                     3/31/14          20,000      20,000
                     3/31/15          14,000      20,000
                     --------------------------------------

                      If a partial surrender of $7,000 is made on March 31, 2015, the unadjusted death benefit immediately after the partial surrender will be $10,000 ($20,000 to $10,000) since the Contract Value is reduced 50% by the partial surrender ($14,000 to $7,000). This is true only if the unadjusted death benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date of the Annuitant's death. It also assumes that the Annuitant is younger than age 80 at the time of death, that no surrender charge applies, and that no premium tax applies to the partial surrender. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

OPTIONAL
ENHANCED
DEATH BENEFIT
EXAMPLE
                      The purpose of the following example is to show how the Optional Enhanced Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract. This example assumes a contract is purchased with an Annuitant age 65 at the time of issue. No partial surrenders are made prior to the death of the Annuitant.

                 Premium  Contract           Death   Optional Enhanced
          Date   Payment   Value     Gain   Benefit    Death Benefit
         -------------------------------------------------------------
         8/01/06 $100,000 $100,000 $      0 $100,000      $     0
         8/01/21           300,000  200,000  300,000       70,000
         -------------------------------------------------------------

                      If the Annuitant's death and our receipt of due proof of the death occurs on August 01, 2021, the Optional Enhanced Death Benefit will equal $70,000. This amount is determined by multiplying the "gain" ($200,000) by 40%, which results in an amount of $80,000. However, since the Optional Enhanced Death Benefit cannot exceed 70% of the premiums paid ($100,000) under the applicable age scenario, the Optional Enhanced Death Benefit in this example will be $70,000.

                      There are important things you should consider before you purchase the Optional Enhanced Death Benefit. These include:

                         . The Optional Enhanced Death Benefit does not
                           guarantee that a benefit will become payable at death. Market declines resulting in your Contract Value being less than your premiums paid and not previously surrendered may result in no Enhanced Death Benefit being payable.

                         . Once you purchase the Optional Enhanced Death
                           Benefit, you cannot cancel it. This means that regardless of any changes in your circumstances, we will continue to assess the charge for the Optional Enhanced Death Benefit.

                         . Please take advantage of the guidance of a qualified
                           financial adviser in evaluating the Optional
                           Enhanced Death Benefit option, as well as the other aspects of the contract.

Appendix C -- Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessments of Separate Account charges.

The Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount for the periods shown are as follows:

                                                                                                        Number of
                                                                      Accumulation      Accumulation  Accumulation
                                                                     Unit Values at    Unit Values at   Units at
Subaccounts                                                        Beginning of Period End of Period  End of Period Year
------------------------------------------------------------------------------------------------------------------------
The Alger American Fund
------------------------------------------------------------------------------------------------------------------------
  Alger American Growth Portfolio -- Class O Shares                      $17.19            $18.99       2,999,894   2005
                                                                          16.53             17.19       4,077,378   2004
                                                                          12.40             16.53       5,247,344   2003
                                                                          18.77             12.40       6,300,041   2002
                                                                          21.59             18.77       9,078,703   2001
                                                                          25.69             21.59      10,491,039   2000
                                                                          19.48             25.69       8,583,493   1999
                                                                          13.34             19.48       5,605,283   1998
                                                                          10.76             13.34       4,380,186   1997
                                                                           9.63             10.76       2,962,177   1996
------------------------------------------------------------------------------------------------------------------------
  Alger American Small Capitalization Portfolio -- Class O Shares          9.98             11.50       3,546,154   2005
                                                                           8.68              9.98       4,648,749   2004
                                                                           6.18              8.68       5,512,357   2003
                                                                           8.50              6.18       5,837,332   2002
                                                                          12.23              8.50       7,002,914   2001
                                                                          17.04             12.23       7,559,032   2000
                                                                          12.05             17.04       6,310,836   1999
                                                                          10.58             12.05       6,082,414   1998
                                                                           9.63             10.58       5,645,458   1997
                                                                           9.63              9.63       3,568,152   1996
------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Variable Products Series Fund, Inc.
------------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Growth and Income Portfolio -- Class B                13.49             13.92         789,677   2005
                                                                          12.30             13.49         896,018   2004
                                                                          10.00             12.30         848,567   2003
------------------------------------------------------------------------------------------------------------------------
Federated Insurance Series
------------------------------------------------------------------------------------------------------------------------
  Federated American Leaders Fund II -- Primary Shares                    17.98             18.61       1,774,494   2005
                                                                          16.61             17.98       2,339,886   2004
                                                                          13.19             16.61       2,902,267   2003
                                                                          16.77             13.19       3,514,911   2002
                                                                          17.75             16.77       4,307,323   2001
                                                                          17.58             17.75       4,328,938   2000
                                                                          16.72             17.58       4,554,700   1999
                                                                          14.42             16.72       3,955,083   1998
                                                                          13.41             14.42       2,056,691   1997
                                                                          10.00             13.41       1,130,433   1996
------------------------------------------------------------------------------------------------------------------------

                                                                                             Number of
                                                           Accumulation      Accumulation  Accumulation
                                                          Unit Values at    Unit Values at   Units at
Subaccounts                                             Beginning of Period End of Period  End of Period Year
-------------------------------------------------------------------------------------------------------------
  Federated Capital Income Fund II                            $13.94            $14.61         868,238   2005
                                                               12.86             13.94       1,163,852   2004
                                                               10.81             12.86       1,409,390   2003
                                                               14.41             10.81       1,835,551   2002
                                                               16.94             14.41       2,347,057   2001
                                                               18.87             16.94       2,544,453   2000
                                                               18.82             18.87       2,483,985   1999
                                                               16.75             18.82       1,950,915   1998
                                                               11.05             16.75       1,325,701   1997
                                                               12.20             11.05         265,832   1996
-------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II -- Primary Shares         18.03             18.25       1,528,719   2005
                                                               16.55             18.03       2,097,504   2004
                                                               13.74             16.55       2,601,893   2003
                                                               13.74             13.74       2,789,740   2002
                                                               13.75             13.74       2,986,440   2001
                                                               15.32             13.75       3,199,511   2000
                                                               15.19             15.32       3,376,105   1999
                                                               15.00             15.19       2,977,691   1998
                                                               13.37             15.00       1,886,887   1997
                                                               11.86             13.37         809,989   1996
-------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
-------------------------------------------------------------------------------------------------------------
  VIP Asset Manager/SM/ Portfolio -- Initial Class             29.12             29.87       1,011,194   2005
                                                               28.00             29.12       1,411,464   2004
                                                               24.07             28.00       1,776,001   2003
                                                               26.75             24.07       2,151,180   2002
                                                               28.28             26.75       2,740,751   2001
                                                               29.86             28.28       3,182,533   2000
                                                               27.26             29.86       3,361,601   1999
                                                               24.03             27.26       3,176,311   1998
                                                               20.20             24.03       2,678,933   1997
                                                               17.87             20.20       2,248,519   1996
-------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio -- Initial Class                 32.77             37.79       5,652,873   2005
                                                               28.78             32.77       6,629,897   2004
                                                               22.72             28.78       7,362,788   2003
                                                               25.42             22.72       8,573,160   2002
                                                               29.38             25.42      10,463,953   2001
                                                               31.91             29.38      12,149,774   2000
                                                               26.04             31.91      11,622,130   1999
                                                               20.32             26.04      10,085,800   1998
                                                               16.60             20.32       8,595,677   1997
                                                               13.88             16.60       5,493,999   1996
-------------------------------------------------------------------------------------------------------------
  VIP Equity-Income Portfolio -- Initial Class                 48.79             50.93       3,959,444   2005
                                                               44.37             48.79       5,114,293   2004
                                                               34.52             44.37       6,335,077   2003
                                                               42.16             34.52       7,512,400   2002
                                                               44.99             42.16       9,234,283   2001
                                                               42.08             44.99       9,905,021   2000
                                                               40.14             42.08      10,963,577   1999
                                                               36.47             40.14      11,335,446   1998
                                                               28.87             36.47      10,074,173   1997
                                                               25.62             28.87       7,041,867   1996
-------------------------------------------------------------------------------------------------------------

                                                                                                  Number of
                                                                Accumulation      Accumulation  Accumulation
                                                               Unit Values at    Unit Values at   Units at
Subaccounts                                                  Beginning of Period End of Period  End of Period Year
------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio -- Initial Class                            $47.00            $49.03       1,799,080   2005
                                                                    46.11             47.00       2,389,719   2004
                                                                    35.20             46.11       2,970,668   2003
                                                                    51.08             35.20       3,487,079   2002
                                                                    62.91             51.08       4,744,104   2001
                                                                    71.67             62.91       5,410,897   2000
                                                                    52.89             71.67       4,760,717   1999
                                                                    38.45             52.89       3,818,261   1998
                                                                    20.20             38.45       3,614,598   1997
                                                                    27.93             20.20       2,248,519   1996
------------------------------------------------------------------------------------------------------------------
  VIP Growth & Income Portfolio -- Initial Class                    15.22             16.15       2,672,894   2005
                                                                    14.59             15.22       3,629,327   2004
                                                                    11.95             14.59       4,271,595   2003
                                                                    14.54             11.95       4,584,591   2002
                                                                    16.16             14.54       5,388,110   2001
                                                                    17.00             16.16       5,576,695   2000
                                                                    15.80             17.00       5,051,739   1999
                                                                    12.36             15.80       2,843,815   1998
                                                                    10.00             12.36         976,086   1997
------------------------------------------------------------------------------------------------------------------
  VIP Growth Opportunities Portfolio -- Initial Class               11.16             11.98       1,336,383   2005
                                                                    10.56             11.16       1,746,541   2004
                                                                     8.25             10.56       2,224,127   2003
                                                                    10.70              8.25       2,675,446   2002
                                                                    12.68             10.70       3,701,867   2001
                                                                    15.51             12.68       4,498,947   2000
                                                                    15.08             15.51       4,766,024   1999
                                                                    12.28             15.08       2,958,791   1998
                                                                    10.00             12.28       1,049,540   1997
                                                                       --                --              --   1996
------------------------------------------------------------------------------------------------------------------
  VIP Mid Cap Portfolio -- Service Class 2                          17.13             19.93       1,537,782   2005
                                                                    13.94             17.13       1,271,445   2004
                                                                    10.00             13.94         623,817   2003
------------------------------------------------------------------------------------------------------------------
  VIP Overseas Portfolio -- Initial Class                           24.92             29.26       1,243,108   2005
                                                                    22.24             24.92       1,512,742   2004
                                                                    15.73             22.24       1,385,197   2003
                                                                    20.02             15.73         959,274   2002
                                                                    25.76             20.02       1,347,035   2001
                                                                    32.29             25.76       1,573,977   2000
                                                                    22.96             32.29       1,525,527   1999
                                                                    20.65             22.96       1,616,956   1998
                                                                    16.60             20.65       1,762,588   1997
                                                                    16.82             16.60       5,493,999   1996
------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust
------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund -- Class I Shares               10.23             11.14         527,506   2005
                                                                    10.00             10.23           2,616   2004
------------------------------------------------------------------------------------------------------------------
  Templeton Global Income Securities Fund -- Class I Shares         10.13              9.70         758,677   2005
                                                                    10.00             10.13              --   2004
------------------------------------------------------------------------------------------------------------------

                                                                   Number of
                                 Accumulation      Accumulation  Accumulation
                                Unit Values at    Unit Values at   Units at
Subaccounts                   Beginning of Period End of Period  End of Period Year
-----------------------------------------------------------------------------------
GE Investments Funds, Inc.
-----------------------------------------------------------------------------------
  Income Fund                       $13.52            $13.60       2,433,400   2005
                                     13.26             13.52       3,278,049   2004
                                     12.98             13.26       4,841,528   2003
                                     11.98             12.98       7,151,518   2002
                                     11.31             11.98       4,478,530   2001
                                     10.36             11.31       3,035,919   2000
                                     10.66             10.36       2,729,732   1999
                                     10.01             10.66       1,884,740   1998
                                     10.00             10.01         908,249   1997
-----------------------------------------------------------------------------------
  International Equity Fund          14.57             16.99       1,016,254   2005
                                     12.76             14.57       1,068,844   2004
                                      9.38             12.76         966,614   2003
                                     12.49              9.38         851,108   2002
                                     16.01             12.49         919,209   2001
                                     18.60             16.01         908,264   2000
                                     14.48             18.60         735,974   1999
                                     12.50             14.48         641,918   1998
                                     30.11             12.50         614,410   1997
                                     10.61             30.11       1,262,502   1996
-----------------------------------------------------------------------------------
  Mid-Cap Equity Fund                21.51             23.70       2,297,865   2005
                                     18.80             21.51       2,940,796   2004
                                     14.34             18.80       3,645,855   2003
                                     16.87             14.34       4,093,825   2002
                                     17.06             16.87       4,353,777   2001
                                     15.97             17.06       3,531,824   2000
                                     13.81             15.97       3,011,792   1999
                                     13.13             13.81       2,140,000   1998
                                     10.00             13.13         730,616   1997
-----------------------------------------------------------------------------------
  Money Market Fund                  16.47             16.70       3,704,428   2005
                                     16.55             16.47       4,901,894   2004
                                     16.65             16.55       7,774,666   2003
                                     16.64             16.65      15,816,266   2002
                                     16.24             16.64      17,320,111   2001
                                     15.50             16.24      12,687,487   2000
                                     14.97             15.50      13,992,458   1999
                                     14.42             14.97       9,232,947   1998
                                     24.29             14.42       4,980,487   1997
                                     13.35             24.29         659,251   1996
-----------------------------------------------------------------------------------
  Premier Growth Equity Fund         10.27             10.26       1,927,270   2005
                                      9.73             10.27       2,509,730   2004
                                      7.66              9.73       2,935,628   2003
                                      9.83              7.66       2,588,994   2002
                                     10.98              9.83       2,201,591   2001
                                     11.75             10.98       2,128,010   2000
                                     10.00             11.75         802,961   1999
-----------------------------------------------------------------------------------

                                                                                                      Number of
                                                                    Accumulation      Accumulation  Accumulation
                                                                   Unit Values at    Unit Values at   Units at
Subaccounts                                                      Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities Fund                                          $36.30            $40.01       1,262,845   2005
                                                                        27.82             36.30       1,626,500   2004
                                                                        20.53             27.82       1,816,995   2003
                                                                        21.11             20.53       1,999,763   2002
                                                                        19.14             21.11       2,007,545   2001
                                                                        14.65             19.14       1,853,612   2000
                                                                        14.89             14.65       1,409,644   1999
                                                                        18.34             14.89       1,753,483   1998
                                                                        15.57             18.34       1,478,247   1997
                                                                        11.59             15.57         428,969   1996
----------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index Fund                                                 47.38             48.83       3,608,987   2005
                                                                        43.51             47.38       4,820,677   2004
                                                                        34.40             43.51       6,001,268   2003
                                                                        44.94             34.40       6,766,704   2002
                                                                        51.95             44.94       8,557,014   2001
                                                                        58.17             51.95       9,120,668   2000
                                                                        48.91             58.17       7,955,210   1999
                                                                        38.68             48.91       5,187,559   1998
                                                                        30.11             38.68       3,025,140   1997
                                                                        24.52             30.11       1,262,502   1996
----------------------------------------------------------------------------------------------------------------------
  Small-Cap Equity Fund (formerly, Small-Cap Value Equity Fund)         14.57             15.74         631,068   2005
                                                                        12.83             14.57         601,172   2004
                                                                        10.00             12.83         250,698   2003
----------------------------------------------------------------------------------------------------------------------
  Total Return Fund                                                     40.85             41.76       1,269,956   2005
                                                                        38.30             40.85       1,628,394   2004
                                                                        32.28             38.30       1,851,000   2003
                                                                        36.10             32.28       1,912,451   2002
                                                                        37.71             36.10       2,104,312   2001
                                                                        36.44             37.71       2,034,785   2000
                                                                        32.63             36.44       1,884,184   1999
                                                                        28.26             32.63       1,425,134   1998
                                                                        24.29             28.26         928,145   1997
                                                                        22.27             24.29         659,251   1996
----------------------------------------------------------------------------------------------------------------------
  U.S. Equity Fund                                                      11.47             11.60       1,658,096   2005
                                                                        10.76             11.47       2,182,416   2004
                                                                         8.85             10.76       2,790,129   2003
                                                                        11.12              8.85       2,883,879   2002
                                                                        12.32             11.12       3,262,755   2001
                                                                        12.57             12.32       2,589,497   2000
                                                                        10.66             12.57       1,613,261   1999
                                                                        10.00             10.66         180,295   1998
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust
----------------------------------------------------------------------------------------------------------------------
  Goldman Sachs Growth and Income Fund                                   9.70              9.94       1,706,906   2005
                                                                         8.28              9.70       1,871,277   2004
                                                                         6.75              8.28       1,361,960   2003
                                                                         7.73              6.75       1,312,915   2002
                                                                         8.64              7.73       1,149,638   2001
                                                                         9.20              8.64         971,475   2000
                                                                         8.85              9.20         779,766   1999
                                                                        10.00              8.85         428,936   1998
----------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                       Accumulation      Accumulation  Accumulation
                                                      Unit Values at    Unit Values at   Units at
Subaccounts                                         Beginning of Period End of Period  End of Period Year
---------------------------------------------------------------------------------------------------------
  Goldman Sachs Mid Cap Value Fund                        $17.62            $19.60       4,527,563   2005
                                                           14.19             17.62       5,168,954   2004
                                                           11.21             14.19       5,480,927   2003
                                                           11.93             11.21       6,570,451   2002
                                                           10.80             11.93       5,607,364   2001
                                                            8.35             10.80       2,769,191   2000
                                                            8.55              8.35       1,156,388   1999
                                                           10.00              8.55         345,533   1998
---------------------------------------------------------------------------------------------------------
Janus Aspen Series
---------------------------------------------------------------------------------------------------------
  Balanced Portfolio -- Institutional Shares               24.37             25.95       6,322,375   2005
                                                           22.78             24.37       8,481,388   2004
                                                           20.26             22.78      10,944,920   2003
                                                           21.96             20.26      13,294,385   2002
                                                           23.36             21.96      15,654,099   2001
                                                           24.24             23.36      16,570,364   2000
                                                           19.40             24.24      12,451,725   1999
                                                           14.65             19.40       6,060,191   1998
                                                           18.04             14.65       2,804,435   1997
                                                           10.62             18.04       2,662,051   1996
---------------------------------------------------------------------------------------------------------
  Flexible Bond Portfolio -- Institutional Shares          17.49             17.59       1,424,517   2005
                                                           17.06             17.49       1,965,559   2004
                                                           16.26             17.06       2,837,246   2003
                                                           14.93             16.26       3,912,422   2002
                                                           14.05             14.93       3,772,527   2001
                                                           13.41             14.05       3,443,885   2000
                                                           13.39             13.41       3,172,870   1999
                                                           12.45             13.39       1,911,151   1998
                                                           18.97             12.45         869,089   1997
                                                           10.48             18.97       5,146,187   1996
---------------------------------------------------------------------------------------------------------
  Forty Portfolio -- Institutional Shares                  23.06             25.66       2,421,583   2005
                                                           19.78             23.06       3,136,030   2004
                                                           16.64             19.78       4,023,535   2003
                                                           20.02             16.64       5,208,969   2002
                                                           25.92             20.02       7,276,570   2001
                                                           32.13             25.92       8,761,565   2000
                                                           19.51             32.13       6,407,884   1999
                                                           12.54             19.51       1,494,358   1998
                                                           11.67             12.54         163,550   1997
                                                           10.00             11.67         682,605   1996
---------------------------------------------------------------------------------------------------------
  Global Life Sciences Portfolio -- Service Shares          9.13             10.11         398,805   2005
                                                            8.11              9.13         445,536   2004
                                                            6.52              8.11         536,136   2003
                                                            9.38              6.52         628,264   2002
                                                           11.43              9.38       1,018,589   2001
                                                           10.00             11.43       1,245,259   2000
---------------------------------------------------------------------------------------------------------
  Global Technology Portfolio -- Service Shares             3.51              3.86         998,112   2005
                                                            3.54              3.51       1,303,658   2004
                                                            2.45              3.54       1,576,799   2003
                                                            4.21              2.45       1,165,738   2002
                                                            6.81              4.21       1,801,374   2001
                                                           10.00              6.81       1,333,647   2000
---------------------------------------------------------------------------------------------------------

                                                                                                        Number of
                                                                      Accumulation      Accumulation  Accumulation
                                                                     Unit Values at    Unit Values at   Units at
Subaccounts                                                        Beginning of Period End of Period  End of Period Year
------------------------------------------------------------------------------------------------------------------------
  International Growth Portfolio -- Institutional Shares                 $20.34            $26.53       2,453,109   2005
                                                                          17.34             20.34       2,795,600   2004
                                                                          13.04             17.34       3,406,891   2003
                                                                          17.77             13.04       4,341,645   2002
                                                                          23.47             17.77       5,720,325   2001
                                                                          28.32             23.47       6,457,205   2000
                                                                          15.76             28.32       4,728,347   1999
                                                                          13.63             15.76       3,856,210   1998
                                                                          11.29             13.63       3,001,600   1997
                                                                          10.48             11.29         325,169   1996
------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Portfolio -- Institutional Shares                      21.82             22.44       3,617,633   2005
                                                                          21.17             21.82       4,951,651   2004
                                                                          16.30             21.17       6,553,434   2003
                                                                          22.50             16.30       8,452,760   2002
                                                                          30.32             22.50      12,018,045   2001
                                                                          35.98             30.32      14,437,869   2000
                                                                          25.35             35.98      11,701,274   1999
                                                                          18.95             25.35       8,827,221   1998
                                                                          12.17             18.95       7,270,898   1997
                                                                          13.41             12.17         992,496   1996
------------------------------------------------------------------------------------------------------------------------
  Mid Cap Growth Portfolio -- Institutional Shares                        26.67             29.53       2,156,363   2005
                                                                          22.40             26.67       2,713,546   2004
                                                                          16.82             22.40       3,365,664   2003
                                                                          23.67             16.82       4,077,179   2002
                                                                          39.64             23.67       5,965,824   2001
                                                                          58.97             39.64       7,072,505   2000
                                                                          26.53             58.97       5,067,599   1999
                                                                          20.04             26.53       3,488,695   1998
                                                                          15.66             20.04       3,442,667   1997
                                                                          16.95             15.66       4,882,922   1996
------------------------------------------------------------------------------------------------------------------------
  Worldwide Growth Portfolio -- Institutional Shares                      27.79             29.01       3,785,636   2005
                                                                          26.90             27.79       5,166,794   2004
                                                                          22.00             26.90       6,888,250   2003
                                                                          29.95             22.00       9,455,301   2002
                                                                          39.17             29.95      13,140,429   2001
                                                                          47.11             39.17      15,931,243   2000
                                                                          29.05             47.11      14,578,854   1999
                                                                          22.85             29.05      12,554,733   1998
                                                                          11.67             22.85      10,111,685   1997
                                                                          14.91             11.67         682,605   1996
------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Portfolios I, Inc. (formerly, Salomon
Brothers Variable Series Funds Inc)
------------------------------------------------------------------------------------------------------------------------
  Legg Mason Partners Variable Investors Portfolio -- Class I             15.46             16.24         959,486   2005
   (formerly, Salomon Brothers Variable Investors Fund)                   14.21             15.46       1,309,764   2004
                                                                          10.89             14.21       1,458,598   2003
                                                                          14.35             10.89       1,659,852   2002
                                                                          15.18             14.35       1,905,832   2001
                                                                          13.36             15.18         775,796   2000
                                                                          12.14             13.36         111,934   1999
                                                                          10.00             12.14             863   1998
                                                                             --                --              --   1997
                                                                             --                --              --   1996
------------------------------------------------------------------------------------------------------------------------

                                                                                                          Number of
                                                                        Accumulation      Accumulation  Accumulation
                                                                       Unit Values at    Unit Values at   Units at
Subaccounts                                                          Beginning of Period End of Period  End of Period Year
--------------------------------------------------------------------------------------------------------------------------
  Legg Mason Partners Variable Strategic Bond Portfolio -- Class I         $14.24            $14.39       1,252,128   2005
   (formerly, Salomon Brothers Variable Strategic Bond Fund)                13.54             14.24       1,499,650   2004
                                                                            12.13             13.54       1,751,506   2003
                                                                            11.30             12.13       1,801,349   2002
                                                                            10.72             11.30       1,168,074   2001
                                                                            10.13             10.72         556,622   2000
                                                                            10.24             10.13         245,779   1999
                                                                            10.00             10.24          10,094   1998
                                                                               --                --              --   1997
                                                                               --                --              --   1996
--------------------------------------------------------------------------------------------------------------------------
  Legg Mason Partners Variable Total Return Portfolio -- Class I            12.41             12.65         421,306   2005
   (formerly, Salomon Brothers Variable Total Return Fund)                  11.58             12.41         576,883   2004
                                                                            10.13             11.58         709,502   2003
                                                                            11.03             10.13         751,396   2002
                                                                            11.28             11.03         598,880   2001
                                                                            10.60             11.28         272,799   2000
                                                                            10.67             10.60         175,544   1999
                                                                            10.00             10.67          25,915   1998
                                                                               --                --              --   1997
                                                                               --                --              --   1996
--------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust
--------------------------------------------------------------------------------------------------------------------------
  MFS(R) New Discovery Series -- Service Class Shares                       13.34             13.82         205,364   2005
                                                                            12.74             13.34         269,724   2004
                                                                            10.00             12.74         290,058   2003
--------------------------------------------------------------------------------------------------------------------------
Old Mutual Insurance Series Fund (formerly, PBHG Insurance
Series Fund, Inc.)
--------------------------------------------------------------------------------------------------------------------------
  Old Mutual Growth II Portfolio (formerly, Liberty Ridge Growth II          9.57             10.51         846,032   2005
   Portfolio)                                                                9.10              9.57       1,077,298   2004
                                                                             7.34              9.10       1,479,937   2003
                                                                            10.71              7.34       1,862,990   2002
                                                                            18.24             10.71       2,517,899   2001
                                                                            22.20             18.24       2,843,741   2000
                                                                            11.36             22.20       1,242,408   1999
                                                                            10.65             11.36         839,596   1998
                                                                            10.00             10.65         576,010   1997
                                                                               --                --              --   1996
--------------------------------------------------------------------------------------------------------------------------
  Old Mutual Large Cap Growth Portfolio (formerly, Liberty Ridge            16.35             16.85         715,587   2005
   Large Cap Growth Portfolio)                                              15.22             16.35         951,432   2004
                                                                            11.76             15.22       1,208,695   2003
                                                                            16.88             11.76       1,537,642   2002
                                                                            23.87             16.88       2,370,270   2001
                                                                            24.57             23.87       2,236,754   2000
                                                                            15.08             24.57         811,131   1999
                                                                            11.71             15.08         696,037   1998
                                                                            10.00             11.71         346,833   1997
--------------------------------------------------------------------------------------------------------------------------

                                                                                              Number of
                                                            Accumulation      Accumulation  Accumulation
                                                           Unit Values at    Unit Values at   Units at
Subaccounts                                              Beginning of Period End of Period  End of Period Year
--------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
--------------------------------------------------------------------------------------------------------------
  Oppenheimer Balanced Fund/VA                                 $37.38            $38.29         933,070   2005
                                                                34.43             37.38       1,138,852   2004
                                                                27.95             34.43       1,239,242   2003
                                                                31.63             27.95       1,361,408   2002
                                                                31.39             31.63       1,710,953   2001
                                                                29.91             31.39       1,564,417   2000
                                                                27.13             29.91       1,504,814   1999
                                                                25.80             27.13       1,558,580   1998
                                                                22.32             25.80       1,200,126   1997
                                                                19.60             22.32         748,002   1996
--------------------------------------------------------------------------------------------------------------
  Oppenheimer Capital Appreciation Fund/VA                      52.20             54.10       1,442,428   2005
                                                                49.51             52.20       1,901,125   2004
                                                                38.35             49.51       2,339,204   2003
                                                                53.17             38.35       2,749,974   2002
                                                                61.69             53.17       3,602,443   2001
                                                                62.71             61.69       3,655,340   2000
                                                                44.90             62.71       3,232,987   1999
                                                                35.64             44.90       3,012,849   1998
                                                                32.37             35.64       3,176,448   1997
                                                                23.81             32.37       2,121,294   1996
--------------------------------------------------------------------------------------------------------------
  Oppenheimer Core Bond Fund/VA                                 27.35             27.66       1,491,249   2005
                                                                26.29             27.35       1,877,214   2004
                                                                24.97             26.29       2,467,307   2003
                                                                23.22             24.97       3,279,704   2002
                                                                21.85             23.22       3,460,570   2001
                                                                20.88             21.85       2,562,480   2000
                                                                21.51             20.88       2,531,310   1999
                                                                20.42             21.51       1,976,510   1998
                                                                18.96             20.42         994,017   1997
                                                                18.35             18.96         707,097   1996
--------------------------------------------------------------------------------------------------------------
  Oppenheimer High Income Fund/VA                               37.50             37.83       1,092,771   2005
                                                                34.90             37.50       1,466,579   2004
                                                                28.55             34.90       1,943,412   2003
                                                                29.67             28.55       2,202,687   2002
                                                                29.51             29.67       2,829,310   2001
                                                                31.09             29.51       3,134,526   2000
                                                                30.24             31.09       3,792,914   1999
                                                                30.57             30.24       3,720,027   1998
                                                                29.40             30.57       2,934,974   1997
                                                                24.31             29.40       1,091,602   1996
--------------------------------------------------------------------------------------------------------------
  Oppenheimer MidCap Fund/VA (formerly, Oppenheimer             44.15             48.90         974,140   2005
   Aggressive Growth Fund/VA)                                   37.38             44.15       1,226,508   2004
                                                                30.19             37.38       1,615,590   2003
                                                                42.40             30.19       2,011,156   2002
                                                                62.57             42.40       2,697,267   2001
                                                                71.49             62.57       3,299,098   2000
                                                                39.49             71.49       2,933,967   1999
                                                                36.72             39.49       3,113,007   1998
                                                                27.63             36.72       2,462,359   1997
                                                                27.31             27.63       1,715,755   1996
--------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
--------------------------------------------------------------------------------------------------------------
  Total Return Portfolio -- Administrative Class Shares         10.45             10.55       1,447,218   2005
                                                                10.10             10.45       1,668,114   2004
                                                                10.00             10.10       1,121,098   2003
--------------------------------------------------------------------------------------------------------------

Table of Contents

Statement of Additional Information


     The Company...........................................................  B-3

     The Separate Account..................................................  B-4

     Additional Information About the Guarantee Account....................  B-4

     The Contracts.........................................................  B-4
        Transfer of Annuity Units..........................................  B-4
        Net Investment Factor..............................................  B-5

     Termination of Participation Agreements...............................  B-6

     Calculation of Performance Data.......................................  B-7
        Subaccount Investing in GE Investments Funds, Inc. -- Money Market
          Fund.............................................................  B-7
        Other Subaccounts..................................................  B-9
        Other Performance Data............................................. B-10

     Tax Matters........................................................... B-11
        Taxation of Genworth Life and Annuity Insurance Company
          (formerly, GE Life and Annuity Assurance Company)................ B-11
        IRS Required Distributions......................................... B-11

     General Provisions.................................................... B-12
        Using the Contracts as Collateral.................................. B-12
        The Beneficiary.................................................... B-12
        Non-Participating.................................................. B-12
        Misstatement of Age or Gender...................................... B-12
        Incontestability................................................... B-12
        Statement of Values................................................ B-13
        Trust as Owner or Beneficiary...................................... B-13
        Written Notice..................................................... B-13

     Legal Developments Regarding Employment-Related Benefit Plans......... B-13

     Regulation of Genworth Life and Annuity Insurance Company
     (formerly, GE Life and Annuity Assurance Company)..................... B-13

     Experts............................................................... B-14

     Financial Statements.................................................. B-14

   Genworth Life and Annuity Insurance Company (formerly GE Life and Annuity
      Assurance Company) 6610 West Broad Street Richmond, Virginia 23230

                      A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling (800) 352-9910.

                      Genworth Life and Annuity Insurance Company
                      Annuity New Business
                      6610 West Broad Street
                      Richmond, Virginia 23230

                      Please mail a copy of the Statement of Additional Information for Genworth Life & Annuity VA Separate Account 1 (formerly, GE Life & Annuity Separate Account
                      4), Contract Form P1150 10/98 or P1143 4/94 to:

                      Name _____________________________________________________

                      Address __________________________________________________
                                                     Street

                      __________________________________________________________
                                      City               State
                                                                    Zip

                      Signature of Requestor ___________________________________
                                                               Date